JPMORGAN FUNDS


PROSPECTUS DECEMBER 29, 2004

[GRAPHIC]

UNDISCOVERED MANAGERS FUNDS

CLASS A, CLASS B AND CLASS C SHARES

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

UNDISCOVERED MANAGERS REIT FUND

UM SMALL CAP GROWTH FUND (CLASS A)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

TABLE OF CONTENTS

The Funds                                                                      2

WHAT YOU SHOULD KNOW ABOUT THE FUNDS' INVESTMENT
STRATEGIES, RISKS, PERFORMANCE, EXPENSES AND MANAGEMENT

Undiscovered Managers Behavioral Growth Fund                                   2
Undiscovered Managers Behavioral Value Fund                                    5
Undiscovered Managers REIT Fund                                                8
UM Small Cap Growth Fund                                                      11
The Funds' Estimated Fees and Expenses                                        14
Other Policies and Additional Disclosure on Risks                             22
The Funds' Management                                                         24

HOW TO DO BUSINESS WITH THE FUNDS

Purchasing Fund Shares                                                        30
Sales Charges                                                                 35
Rule 12b-1 Fees                                                               41
Shareholder Servicing Fees                                                    42
Exchanging Fund Shares                                                        42
Redeeming Fund Shares                                                         43

SHAREHOLDER INFORMATION                                                       46

Distributions and Taxes                                                       46
Availability of Proxy Voting Record                                           47
Portfolio Holdings Disclosure                                                 47

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS                    48

Performance of Accounts (Unaudited)                                           61

Financial Highlights                                                          65

Where to get More Information about the Funds                         Back Cover

THE FUNDS

Undiscovered Managers Funds has four investment portfolios: Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers REIT Fund and UM Small Cap Growth Fund (each a Fund and together the Funds). All the Funds, except for UM Small Cap Growth Fund, offer Class A, Class B and Class C Shares through this prospectus. UM Small Cap Growth Fund offers Class A Shares; currently the Class C Shares are not available for sale to investors.

UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
(the Behavioral Growth Fund)

INVESTMENT OBJECTIVE

Growth of capital

PRINCIPAL INVESTMENT STRATEGIES

The Behavioral Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), believes have growth characteristics.

In selecting stocks for the Behavioral Growth Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Fuller & Thaler analyzes companies that have recently announced higher than expected earnings and seeks to determine whether the market value of a company's stock fully reflects Fuller & Thaler's expectations as to the company's future earnings and growth prospects.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

PRINCIPAL RISKS

Investing in the Behavioral Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-    A general decline in the U.S. stock markets,
-    Poor performance of individual stocks held by the Fund,
-    Potentially rapid price changes (volatility) of equity securities and
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

FUND PERFORMANCE

The Class A, Class B and Class C Shares of the Behavioral Growth Fund commenced operations on June 7, 2004. Because the Class A Shares of the Fund do not have one calendar year of performance, the bar chart shows the Fund's performance record with respect to the Fund's Investor Class Shares.* The bar chart below shows how the performance of the Fund's Investor Class Shares has varied from year to year over the past five calendar years. The table following the bar chart compares the average annual total returns over the past year, five years and life of the Fund's Investor Class Shares to the returns of the Russell 2500 Growth Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Investor Class Shares from year to year and by showing how the average annual returns of the Fund's Investor Class Shares compared with those of a broad measure of market performance.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which would have been assessed on Class A Shares or the contingent deferred sales load, which would have been assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower.* Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provided services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements the performance figures would have been lower than those shown.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

From commencement of operations of the Fund's Investor Class until January 30, 2004, the Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, J.P. Morgan Investment Management Inc. (JPMIM) became the Fund's investment adviser. Fuller & Thaler continues to serve as the Fund's sub-adviser.

[CHART]

                            Year-By-Year Returns*,(1)

1999       65.13%
2000      -27.05%
2001      -22.69%
2002      -17.53%
2003       57.00%

* The Fund's performance is based on the Investor Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Investor Class Shares.
(1)  The Fund's fiscal year end is 8/31.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Investor Class Shares was 35.91% for the quarter ended December 31, 1999, and the lowest quarterly return of the Fund's Investor Class Shares was (29.44)% for the quarter ended September 30, 2001. The Fund's Investor Class year-to-date total return as of 9/30/04 was (6.62)%.

                   Average Annual Total Returns of the Fund's

        Class A, Class B and Class C Shares (for periods ended 12/31/03)*

                                                                                           SINCE COMMENCEMENT OF
                                                                                         INVESTMENT OPERATIONS OF
                                                                                         INVESTOR CLASS SHARES OF
                                                             ONE YEAR     FIVE YEARS        THE FUND (7/31/98)
-----------------------------------------------------------------------------------------------------------------
   Class A Shares -- Return Before Taxes                      47.95%         2.60%                5.25%
   Class A Shares -- Return After Taxes on Distributions      47.95%         2.14%                4.82%
   Class A Shares -- Return After Taxes on
     Distributions and Sale of Fund Shares                    31.17%         1.94%                4.26%
-----------------------------------------------------------------------------------------------------------------
   Class B Shares -- Return Before Taxes                      52.00%         3.47%                6.27%
-----------------------------------------------------------------------------------------------------------------
   Class C Shares -- Return Before Taxes                      56.00%         3.81%                6.41%
-----------------------------------------------------------------------------------------------------------------
   Russell 2500 Growth Index(1)
   (Reflects no deductions for fees, expenses or taxes)       46.32%         3.83%                4.09%

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Fund's performance is based on the Investor Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Investor Class Shares.

(1) The Russell 2500 Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
(the Behavioral Value Fund)

INVESTMENT OBJECTIVE

Capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Behavioral Value Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund's sub-adviser, Fuller & Thaler, believes have value characteristics.

In selecting stocks for the Behavioral Value Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. In an effort to take advantage of such behavioral biases, Fuller & Thaler begins by looking at companies that have price-to-earnings ratios below the median in their industry group or decreasing stock values on an absolute basis. Within such universes of stocks, Fuller & Thaler selects investments for the Fund based on such factors as recent under-performance of the company's stock relative to the market, significant share purchases by company insiders or stock repurchase activity by the company.

Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

PRINCIPAL RISKS

Investing in the Behavioral Value Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-    A general decline in the U.S. stock markets,
-    Poor performance of individual stocks held by the Fund,
-    Potentially rapid price changes (volatility) of equity securities and
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

FUND PERFORMANCE

The Class A, Class B and Class C Shares of the Behavioral Value Fund commenced operations on June 7, 2004. Because the Class A Shares of the Fund do not have one calendar year of performance, the bar chart shows the Fund's performance record with respect to the Fund's Institutional Class Shares.* The bar chart below shows the annual total returns of the Institutional Class Shares has varied from year to year over the past five calendar years. The table following the bar chart compares the average annual total returns over the past year, five years and life of the Fund's Institutional Class Shares to the returns of the Russell 2000 Value Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class Shares from year to year and by showing how the average annual returns of the Fund's Institutional Class Shares compared with those of a broad measure of market performance.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which would have been assessed on Class A Shares or the contingent deferred sales load, which would have been assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower.* Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provided services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements the performance figures would have been lower than those shown.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

From commencement of operations of the Fund's Institutional Class until January 30, 2004, the Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, JPMIM became the Fund's investment adviser. Fuller & Thaler continues to serve as the Fund's sub-adviser.

[CHART]

                            Year-By-Year Returns*,(1)

1999       33.11%
2000       11.75%
2001       12.87%
2002      -16.07%
2003       62.37%

* The Fund's performance is based on the Institutional Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Institutional Class Shares.
(1)  The Fund's fiscal year end is 8/31.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class Shares was 36.17% for the quarter ended June 30, 2003, and the lowest quarterly return of the Fund's Institutional Class Shares was (23.49)% for the quarter ended September 30, 2002. The Fund's Institutional Class year-to-date total return as of 9/30/04 was 5.42%.

                   Average Annual Total Returns of the Fund's

        Class A, Class B and Class C Shares* (for periods ended 12/31/03)

                                                                                            SINCE COMMENCEMENT OF
                                                                                          INVESTMENT OPERATIONS OF
                                                              ONE YEAR     FIVE YEAR        THE FUND (12/28/98)
------------------------------------------------------------------------------------------------------------------
   Class A Shares -- Return Before Taxes                       53.02%         16.62%               17.80%
   Class A Shares -- Return After Taxes on Distributions       54.42%         15.72%               16.89%
   Class A Shares -- Return After Taxes on
     Distributions and Sale of Fund Shares                     35.21%         14.16%               15.23%
------------------------------------------------------------------------------------------------------------------
   Class B Shares -- Return Before Taxes                       57.37%         17.80%               19.10%
------------------------------------------------------------------------------------------------------------------
   Class C Shares -- Return Before Taxes                       61.37%         18.00%               19.20%
------------------------------------------------------------------------------------------------------------------
   Russell 2000 Value Index(1)
   (Reflects no deductions for fees, expenses or taxes)        46.03%         12.28%               13.00%

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Fund's performance is based on the Institutional Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Institutional Class Shares.

(1) The Russell 2000 Value Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with lower price-to-book ratios and lower forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UNDISCOVERED MANAGERS REIT FUND
(the REIT Fund)

INVESTMENT OBJECTIVE

High total investment return through a combination of capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGIES

The REIT Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalization. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate).

As investment adviser to the REIT Fund, JPMIM manages the portfolio utilizing a disciplined investment process that focuses on superior stock selection rather than sector or theme bets. JPMIM's portfolio management team continuously screens the target universe of investments, selecting companies that exhibit superior financial strength, operating returns and attractive growth prospects.

The investment style of the REIT Fund is growth at a reasonable price. The portfolio managers take an in-depth look at each company's ability to generate earnings over a long-term business cycle, rather than focusing solely on near-term expectations. These research efforts allow the portfolio management team to determine the company's normalized earnings and growth potential, from which they evaluate whether the company's current price fully reflects its long-term value.

The Fund is "non-diversified" as defined in the Investment Company Act of 1940.

PRINCIPAL RISKS

Investing in the REIT Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-    A general decline in the U.S. stock markets,
-    Poor performance of individual stocks held by the Fund,
-    Potentially rapid price changes (volatility) of equity securities,
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or properties, limited markets and less liquidity than larger companies),
- The risks of being non-diversified (greater susceptibility to risks associated with particular issuers than a diversified fund since a non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund) and
- The risks associated with investment in a portfolio consisting primarily of REITs. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. The prices of mortgage REITs are affected by the quality of any credit they extend, the credit worthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. A REIT must distribute 90% of its taxable income to qualify for beneficial federal tax treatment. If a REIT is unable to qualify, then it would be taxed as a corporation and distributions to shareholders would be reduced. Although the Fund does not invest directly in real estate, an investment in the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.
- The Fund may invest up to 15% of net assets in illiquid holdings. The Fund could have difficulty valuing these holdings precisely. The Fund could also be unable to sell these illiquid holdings at the time or price it desires.

FUND PERFORMANCE

The Class A, Class B and Class C Shares of the REIT Fund commenced operations on June 7, 2004. Because the Class A Shares of the Fund do not have one calendar year of performance, the bar chart shows the Fund's performance record with respect to the Fund's Institutional Class Shares.* The bar chart below shows the annual total returns of the Institutional Class Shares has varied from year to year over the past six calendar years. The table following the bar chart compares the average annual total returns over the past year, five years and life of the Fund's Institutional Class Shares to the returns of the Morgan Stanley REIT Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class Shares from year to year and by showing how the average annual returns of the Fund's Institutional Class Shares compared with those of a broad measure of market performance.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which would have been assessed on Class A Shares or the contingent deferred sales load, which would have been assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower.* Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provided services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements the performance figures would have been lower than those shown.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

From commencement of operations of the Fund's Institutional Class until January 1, 2004, the Fund was sub-advised by Bay Isle Financial LLC ("Bay Isle") or its predecessor firm, Bay Isle Financial Corporation, with Undiscovered Managers, LLC serving as the investment adviser. From January 1 until January 30, 2004, JPMIM replaced Bay Isle as the Fund's sub-adviser, with Undiscovered Managers, LLC continuing to serve as the investment adviser. Effective January 31, 2004, JPMIM became the Fund's investment adviser and the subadvisory agreement between Undiscovered Managers, LLC and JPMIM was terminated.

[CHART]

                            Year-By-Year Returns*,(1)

1998      -9.76%
1999      -0.39%
2000      31.54%
2001      10.03%
2002       4.50%
2003      36.51%

* The Fund's performance is based on the Institutional Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Institutional Class Shares.
(1)  The Fund's fiscal year end is 8/31.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class Shares was 12.25% for the quarter ended June 30, 1999, and the lowest quarterly return of the Fund's Institutional Class Shares was (7.53)% for the quarter ended September 30, 2002. The Fund's Institutional Class year-to-date total return as of 9/30/04 was 16.33%.

                   Average Annual Total Returns of the Fund's

        Class A, Class B and Class C Shares* (for periods ended 12/31/03)

                                                                                           SINCE COMMENCEMENT OF
                                                                                         INVESTMENT OPERATIONS OF
                                                             ONE YEAR     FIVE YEAR         THE FUND (1/1/98)
-----------------------------------------------------------------------------------------------------------------
   Class A Shares -- Return Before Taxes                      28.65%         14.61%                9.77%
   Class A Shares -- Return After Taxes on Distributions      26.85%         12.48%                8.25%
   Class A Shares -- Return After Taxes on
     Distributions and Sale of Fund Shares                    18.45%         11.24%                7.46%
-----------------------------------------------------------------------------------------------------------------
   Class B Shares -- Return Before Taxes                      31.51%         15.29%               10.76%
-----------------------------------------------------------------------------------------------------------------
   Class C Shares -- Return Before Taxes                      35.51%         15.51%               10.86%
-----------------------------------------------------------------------------------------------------------------
   Morgan Stanley REIT Index(1)
   (Reflects no deductions for fees, expenses or taxes)       36.74%         14.11%                8.24%

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Fund's performance is based on the Institutional Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher class expenses than Institutional Class Shares.

(1) The Morgan Stanley REIT Index is a market capitalization weighted total return index of 110 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price. An index is a list of securities. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

UM SMALL CAP GROWTH FUND

(the Small Cap Growth Fund)

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGIES

The Small Cap Growth Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies with market capitalizations of $2.5 billion or less that the Fund's sub-adviser, Mazama Capital Management, Inc. (Mazama), believes possess superior growth characteristics. Mazama utilizes a proprietary Price Performance Model to assist it in identifying growth companies it believes are undervalued relative to their management quality and earnings potential.

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of companies with total market capitalizations of $2.5 billion or less at the time of purchase. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy.

PRINCIPAL RISKS

Investing in the Small Cap Growth Fund involves risks. The Fund may not perform as well as other investments, and as with all mutual funds, there is the risk that you could lose money on your investment in the Fund. Factors that could harm the investment performance of the Fund include:

-    A general decline in the U.S. stock markets,
-    Poor performance of individual stocks held by the Fund,
-    Potentially rapid price changes (volatility) of equity securities and
- The risks associated with investment in small capitalization companies (such as more abrupt price movements, greater dependence on individual personnel or products, limited markets and less liquidity than larger, more established companies).

FUND PERFORMANCE

The Class A and Class C Shares of the Small Cap Growth Fund commenced operations on June 7, 2004. Because the Class A Shares of the Fund do not have one calendar year of performance, the bar chart shows the Fund's performance record with respect to the Fund's Institutional Class Shares.* The bar chart below shows the annual total returns of the Institutional Class Shares has varied from year to year over the past three calendar years. The table following the bar chart compares the average annual total returns over the past year and life of the Fund's Institutional Class Shares to the returns of the Russell 2000 Growth Index. This performance information gives some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Class Shares from year to year and by showing how the average annual returns of the Fund's Institutional Class Shares compared with those of a broad measure of market performance.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which would have been assessed on Class A Shares or the contingent deferred sales load, which would have been assessed on Class C Shares. If the loads were reflected, the performance figures would have been lower.* Performance figures in the table for the Class A Shares reflects the deduction of the maximum front end sales load and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provided services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements the performance figures would have been lower than those shown.

How the Fund has performed in the past, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

From commencement of operations of the Fund's Institutional Class until January 30, 2004, the Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, JPMIM became the Fund's investment adviser. Mazama continues to serve as the Fund's sub-adviser.

[CHART]

                            Year-By-Year Returns*,(1)

2001        4.74%
2002      -38.62%
2003       72.52%

* The Fund's performance is based on the Institutional Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher class expenses than Institutional Class Shares.
(1)  The Fund's fiscal year end is 8/31.

During the period shown in the bar chart above, the highest quarterly return of the Fund's Institutional Class Shares was 41.28% for the quarter ended December 31, 2001, and the lowest quarterly return of the Fund's Institutional Class Shares was (34.51)% for the quarter ended September 30, 2001. The Fund's Institutional Class year-to-date total return as of 9/30/04 was (12.26)%.

                   Average Annual Total Returns of the Fund's

            Class A and Class C Shares* (for periods ended 12/31/03)

                                                                              SINCE COMMENCEMENT OF
                                                                            INVESTMENT OPERATIONS OF
                                                                ONE YEAR       THE FUND (10/02/00)
----------------------------------------------------------------------------------------------------
   Class A Shares -- Return Before Taxes                          62.68%             (6.67)%
   Class A Shares -- Return After Taxes on Distributions          62.24%             (6.78)%
   Class A Shares -- Return After Taxes on Distributions and
     Sale of Fund Shares                                          40.91%             (5.65)%
----------------------------------------------------------------------------------------------------
   Class C Shares -- Return Before Taxes                          71.52%             (4.69)%
----------------------------------------------------------------------------------------------------
   Russell 2000 Growth Index(1)
   (Reflects no deductions for fees, expenses or taxes)           48.54%             (8.44)%

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* The Fund's performance is based on the Institutional Class Shares of the Fund, which invests in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher class expenses than Institutional Class Shares.

(1) The Russell 2000 Growth Index consists of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. An index is a list of stocks. It is not a managed investment portfolio like the Fund. The returns of an index are calculated without taking into account brokerage costs and the other expenses associated with mutual funds and other managed investment portfolios.

THE FUNDS' ESTIMATED FEES AND EXPENSES

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The estimated expenses of the Class A, Class B and Class C Shares of the Behavior Growth Fund before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUNDS' FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN A FUND.

                                                              CLASS A       CLASS B       CLASS C
                                                               SHARES      SHARES***       SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares, Shown
   as % of the Offering Price*                                 5.25           none          none
Maximum Deferred Sales Charge (Load) Shown as % of Lower
   of Original Purchase Price or Redemption Proceeds           none**         5.00          1.00

ANNUAL FUND OPERATING EXPENSES (%) (expenses that are
   deducted from Fund assets)
Management Fees                                                0.95           0.95          0.95
Distribution (Rule 12b-1) Fees                                 0.25           0.75          0.75
Shareholder Service Fees                                       0.25           0.25          0.25
Other Expenses(1)                                              0.42           0.42          0.42
Total Annual Fund Operating Expenses                           1.87           2.37          2.37
Fee Waivers and Expense Reimbursements(2)                     (0.22)         (0.22)        (0.22)
Net Expenses(2)                                                1.65           2.15          2.15


* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.
***  Class B Shares automatically convert to Class A Shares after eight years.
(1) "Other Expenses" are based on estimated expenses for the current fiscal year.
(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.65%, 2.15% and 2.15%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A Shares, Class B Shares and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.65%, 2.15% and 2.15%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                    ONE YEAR    THREE YEARS    FIVE YEARS   TEN YEARS
Class A Shares* ($)                                    684         1,041          1,443       2,566
Class B Shares** ($)                                   718           996          1,425       2,547+
Class C Shares** ($)                                   318           696          1,225       2,672

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                                    ONE YEAR    THREE YEARS    FIVE YEARS   TEN YEARS
Class B Shares ($)                                     218           696          1,225       2,547+
Class C Shares ($)                                     218           696          1,225       2,672

*    Assumes maximum sales charge of 5.25% is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
+ Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The estimated expenses of the Class A, Class B and Class C Shares of the Behavior Value Fund before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

                                                              CLASS A      CLASS B***     CLASS C
                                                               SHARES        SHARES        SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares, Shown
   as % of the Offering Price*                                   5.25          none          none
Maximum Deferred Sales Charge (Load) Shown as % of Lower
   of Original Purchase Price or Redemption Proceeds             none**        5.00          1.00

ANNUAL FUND OPERATING EXPENSES (%) (expenses that are
   deducted from Fund assets)
Management Fees                                                  1.05          1.05          1.05
Distribution (Rule 12b-1) Fees                                   0.25          0.75          0.75
Shareholder Service Fees                                         0.25          0.25          0.25
Other Expenses(1)                                                0.60          0.60          0.60
Total Annual Fund Operating Expenses                             2.15          2.65          2.65
Fee Waivers and Expenses Reimbursements(2)                      (0.55)        (0.55)        (0.55)
Net Expenses(2)                                                  1.60          2.10          2.10


* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.
***  Class B Shares automatically convert to Class A Shares after eight years.
(1) "Other Expenses" are based on estimated expenses for the current fiscal year.
(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) 1.60%, 2.10% and 2.10%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.60%, 2.10% and 2.10%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                    ONE YEAR    THREE YEARS    FIVE YEARS   TEN YEARS
Class A Shares* ($)                                    679         1,060          1,521       2,793
Class B Shares** ($)                                   713         1,016          1,504       2,778+
Class C Shares** ($)                                   313           716          1,304       2,900

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                                    ONE YEAR    THREE YEARS    FIVE YEARS   TEN YEARS
Class B Shares ($)                                     213         716            1,304       2,778+
Class C Shares ($)                                     213         716            1,304       2,900

*    Assumes maximum sales charge of 5.25% is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
+ Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The estimated expenses of the Class A, Class B and Class C Shares of the REIT Fund before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

                                                                           REIT FUND
                                                              CLASS A       CLASS B       CLASS C
                                                               SHARES      SHARES***       SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares, Shown
   as % of the Offering Price*                                   5.25          none          none
Maximum Deferred Sales Charge (Load) Shown as % of Lower
   of Original Purchase Price or Redemption Proceeds             none**        5.00          1.00

ANNUAL FUND OPERATING EXPENSES (%) (expenses that are
   deducted from Fund assets)
Management Fees                                                  1.05          1.05          1.05
Distribution (Rule 12b-1) Fees                                   0.25          0.75          0.75
Shareholder Service Fees                                         0.25          0.25          0.25
Other Expenses(1)                                                0.38          0.38          0.38
Total Annual Fund Operating Expenses                             1.93          2.43          2.43
Fee Waivers and Expense Reimbursements(2)                       (0.53)        (0.53)        (0.53)
Net Expenses(2)                                                  1.40          1.90          1.90


* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.
***  Class B Shares automatically convert to Class A Shares after eight years.
(1) "Other Expenses" are based on estimated expenses for the current fiscal year.
(2) Reflects (i) a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.40%, 1.90% and 1.90%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.40%, 1.90% and 1.90%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                  REIT FUND
                        ONE YEAR       THREE YEARS        FIVE YEARS         TEN YEARS
Class A Shares* ($)        660              999              1,416             2,577
Class B Shares** ($)       693              954              1,397             2,559+
Class C Shares** ($)       293              654              1,197             2,683

If you don't sell your shares your cost would be:

                                                  REIT FUND
                        ONE YEAR       THREE YEARS        FIVE YEARS         TEN YEARS
Class B Shares ($)         193              654              1,197             2,559+
Class C Shares ($)         193              654              1,197             2,683

*    Assumes maximum sales charge of 5.25% is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
+ Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

ESTIMATED INVESTOR EXPENSES FOR CLASS A AND CLASS C SHARES
The estimated expenses of the Class A and Class C Shares of the Small Cap Growth Fund before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a financial intermediary.

EFFECTIVE FEBRUARY 19, 2005, THE FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLE APPLICABLE TO THE FUND IN THE SECTION ENTITLED "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." INVESTORS SHOULD CAREFULLY CONSIDER THIS INFORMATION WHEN MAKING A DECISION TO INVEST IN THE FUND.

                                                                  UM SMALL CAP GROWTH FUND
                                                                  CLASS A          CLASS C
                                                                  SHARES           SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares, Shown
   as % of the Offering Price*                                      5.25            none
Maximum Deferred Sales Charge (Load) Shown as % of Lower
   of Original Purchase Price or Redemption Proceeds                none**          1.00

ANNUAL FUND OPERATING EXPENSES (%) (expenses that are
   deducted from Fund assets)
Management Fees                                                     0.95            0.95
Distribution (Rule 12b-1) Fees                                      0.25            0.75
Shareholder Service Fees                                            0.25            0.25
Other Expenses(1)                                                   0.39            0.39
Total Annual Fund Operating Expenses                                1.84            2.34
Fee Waivers and Expense Reimbursements(2)                          (0.24)          (0.24)
Net Expenses(2)                                                     1.60            2.10


* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** You may pay a deferred sales charge of up to 1.00% if you purchase $1 million or more and you redeem within one year.
(1) "Other Expenses" are based on estimated expenses for the current fiscal year.
(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Fund to the extent total annual operating expenses of the Class A and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.60% and 2.10%, respectively, of their average daily net assets through 2/18/05 and (ii) a written agreement pursuant to which JPMIM, One Group Administrative Services, Inc. and One Group Dealer Services, Inc. agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Class A and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.60% and 2.10%, respectively, of their average daily net assets from 2/19/05 through 12/31/06. For the period beginning 2/19/05 through 12/31/06, please refer to the fee and expense table applicable to the Fund in the section entitled "FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS." In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                              ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
Class A Shares* ($)              679         1,028          1,425        2,532
Class C Shares** ($)             313           683          1,206        2,638

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                              ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
Class C Shares ($)               213         683            1,206        2,638

*    Assumes maximum sales charge of 5.25% is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.

OTHER POLICIES AND ADDITIONAL DISCLOSURE ON RISKS

OTHER POLICIES

ADDITIONAL FUND INVESTMENTS
Each Fund may invest its cash in repurchase agreements and other cash instruments pending investment in equity securities.

PORTFOLIO TURNOVER
The Funds are actively managed and consequently may engage in frequent trading of portfolio securities. High portfolio turnover results in higher brokerage and other expenses, which could reduce Fund performance. High portfolio turnover also may increase the amount of taxes payable by a Fund's shareholders.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS
No Fund is a complete investment program, and all of the Funds have specialized investment objectives. The investment objectives and policies of the Funds can be changed without shareholder approval, except for the policies that are identified in the Funds' Statement of Additional Information (the SAI) as "fundamental."

MORE ABOUT RISK

COMMON STOCKS AND OTHER EQUITY SECURITIES
The Funds invest mostly in "common stocks." "Common stocks" represent an ownership interest in a company. The Funds can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Each Fund may invest in equity securities of companies with relatively small market capitalization. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See SMALL COMPANIES below. Each Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some over-the-counter securities may be more difficult to sell under some market conditions.

Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities. The value of the convertible securities held by a Fund tends to fall when prevailing interest rates rise.

SMALL COMPANIES
All of the Funds may invest in companies with relatively small market capitalization, and the Small Cap Growth Fund will invest primarily in such companies.

Investments in companies with relatively small capitalization may involve greater risk than is usually associated with stocks of larger companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group.

The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or market averages in general. Because the Funds may invest in companies with smaller capitalization, their net asset values per share may fluctuate more widely than market averages.

TEMPORARY DEFENSIVE STRATEGY
Under exceptional market or economic conditions, each Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies).

To the extent that a Fund assumes a defensive position, it will not be investing for capital appreciation.

REAL ESTATE INVESTMENT TRUSTS
The REIT Fund will invest primarily in shares of REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the Code), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks) because of its policy of concentrating its investments in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit they extend. Further, Equity REITs and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity REITs and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity REITs and Mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. Such a failure would result in the federal income taxation of a disqualified REIT's distributed income at the REIT level. There is also the risk that borrowers under mortgages held by a REIT or lessees of property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest, such as hotel REITs, nursing home REITs or warehouse REITs, may have their assets in specific real estate sectors and are therefore subject to the risks associated with adverse developments in these sectors. The prices of mortgage REITs are also affected by the risk that a change in prevailing interest rates will cause the value of the loan portfolio held by the REIT to rise or fall. Generally, when interest rates rise, the value of the loan portfolio will decline. The opposite is true when interest rates decline. The degree to which interests rates will affect the Fund's performance varies and is related to the specific characteristics of the loan portfolios of the mortgage REITs in which the Fund invests from time to time.

MORTGAGE-RELATED SECURITIES
Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the REIT Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

THE FUNDS' MANAGEMENT

The Funds are series of Undiscovered Managers Funds which is a Massachusetts business trust. This trust is governed by trustees who are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may also issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-348-4782 to obtain more information concerning all of the Funds' share classes. A financial intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

INVESTMENT ADVISER

The Funds are advised by JPMIM, 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors.

JPMIM has responsibility for the management of the Funds' affairs, under the supervision of the Funds' Board of Trustees. With the exception of the REIT Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of JPMIM and the Board of Trustees. JPMIM has ultimate responsibility to oversee the sub-advisers, and it monitors and evaluates each sub-adviser to help assure that the sub-adviser is managing its Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines. In addition, JPMIM has ultimate responsibility to recommend to the Board of Trustees the hiring, termination and replacement of sub-advisers. The team at JPMIM providing these services is led by Andrew Spencer, Managing Director and Chief Investment Officer of JPMorgan Chase or its affiliates (or one of its predecessors), who joined JPMIM in 1986. Mr. Spencer previously headed the JPMIM European Equity Group and UK Equities for Fleming Investment Management. The sub-advisers, and JPMIM with respect to the REIT Fund, are responsible for deciding which securities to purchase and sell for the respective Funds and for placing orders for the Funds' transactions. JPMIM does not determine what investments will be purchased or sold for the Behavioral Growth Fund, Behavioral Value Fund or Small Cap Growth Fund.

During the most recent fiscal year ended 8/31/04, JPMIM and Undiscovered Managers, LLC were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                FUND                                %
                Behavioral Growth Fund           0.94
                Behavioral Value Fund            0.80
                REIT Fund                        0.77
                Small Cap Growth Fund            0.78

JPMIM, SUB-ADVISERS AND PORTFOLIO MANAGERS
JPMIM is the investment adviser to the REIT FUND and makes the day-to-day investment decisions for that Fund. Pursuant to the Management Agreement with the REIT Fund and subject to the overall direction of the Undiscovered Managers Funds' Board of Trustees, JPMIM is responsible for managing the REIT Fund's investment program in conformity with the stated investment objective and policies of the REIT Fund, as described in this Prospectus.

JPMIM's portfolio management team for the REIT Fund is as follows:

Scott W. Blasdell, a Portfolio Manager and Analyst at JPMIM, has the day-to-day responsibility for managing the REIT Fund's portfolio. Mr. Blasdell has been a member of the team that manages real estate since joining JPMIM in August 1999. Before joining JPMIM, Mr. Blasdell held a similar position at Merrill Lynch Asset Management for two years. Prior to working at Merrill Lynch Asset Management, he worked at Wellington Management, both as an analyst and as a portfolio manager for REITs. Mr. Blasdell received a B.A. in economics from Williams College and an M.B.A. from the Wharton School. He is a CFA charterholder.

Darren Rabenou, a Portfolio Manager at JPMIM, has been an employee of JPMIM since 2001. The firm employed Mr. Rabenou before business school, where he rotated through a number of divisions, including asset management, in both New York and London. Prior to rejoining the firm, he was employed as a senior analyst/portfolio manager for Prudential Investments, covering both U.S. and international small cap securities. He also worked for ING Barings in institutional equity sales and derivatives covering the emerging markets. Mr. Rabenou received his B.A. in political science from University of Rochester and his M.B.A. in finance from Columbia Business School.


FULLER & THALER, formerly known as RJF Asset Management, Inc., is the sub-adviser to the BEHAVIORAL GROWTH FUND and the BEHAVIORAL VALUE FUND. As sub-adviser, Fuller & Thaler provides day-to-day management of such Funds' portfolios. Fuller & Thaler, 411 Borel Avenue, Suite 402, San Mateo, California 94402, was founded in 1993, and currently serves as an investment adviser to pension and profit sharing plans, academic institutions and other institutional investors.

Russell J. Fuller and Frederick W. Stanske have day-to-day responsibility for managing the portfolio of the Behavioral Growth Fund. Mr. Fuller and Mark Moon have day-to-day responsibility for managing the Behavioral Value Fund. Mr. Fuller founded Fuller & Thaler and has served as its President and Chief Investment Officer since 1993. He was a Vice President of Strategic Development of Concord Capital Management from 1990 to 1993, and a Professor of Finance and Chair of the Department of Finance at Washington State University from 1984 to 1990. Mr. Stanske joined Fuller & Thaler in 1996 as a Vice President and Portfolio Manager and became a Senior Vice President and Portfolio Manager in 1997. Prior to joining Fuller & Thaler, Mr. Stanske was employed as a Securities Analyst at Farmers Insurance Group from 1987 to 1989 and as a Vice President and Research Analyst at Fisher Investments from 1989 to 1996. Mr. Moon, Senior Vice President and Portfolio Manager, joined Fuller & Thaler in 1999. Prior to joining Fuller & Thaler, Mr. Moon was Chief Investment Officer of Heidt Capital Group from 1995 to 1998, and held several roles, including Assistant Treasurer, at Amgen from 1989 to 1995.


MAZAMA is the sub-adviser to the SMALL CAP GROWTH FUND. As sub-adviser, Mazama provides day-to-day management of the Fund's portfolio. Mazama, One SW Columbia Street, Suite 1500, Portland, Oregon 97258, is the successor firm to Mazama Capital Management, LLC, which was organized in 1997 in connection with the acquisition by such firm of substantially all of the assets of Black & Company Asset Management, Inc., an investment advisory firm founded in 1993. Mazama serves as investment adviser to certain pension and profit sharing plans, trusts, charitable organizations and other institutional and private investors.

Ronald A. Sauer and Stephen C. Brink, CFA, have day-to-day responsibility for managing the portfolio of the Small Cap Growth Fund. Mr. Sauer is a founder and the President and Chief Investment Officer at Mazama, and has over 23 years of investment experience. Prior to founding Mazama in October 1997, Mr. Sauer was the President and Director of Research from 1994 to 1997 of Black & Company, Inc., which he joined in 1983. Mr. Brink is a Senior Vice President and the Director of Research at Mazama, and has over 26 years of investment experience. Prior to joining Mazama in 1997, he was the Chief Investment Officer from 1991 to 1997 of US Trust's Pacific Northwest office, where he had been employed since 1984. Prior to joining Mazama in 1999, she was a Senior Vice President and portfolio manager at Fiduciary Trust Company International, where she had worked since 1994.

JPMIM will pay the relevant sub-adviser for each Fund for services rendered during such Fund's fiscal year a sub-advisory fee at the following annual percentage rates of such Fund's average daily net assets:

         FUND                           SUB-ADVISER             FEE RATE
         Behavioral Growth Fund         Fuller & Thaler           0.60%
         Behavioral Value Fund          Fuller & Thaler           0.70%
         Small Cap Growth Fund          Mazama                    0.60%

FULLER & THALER FUND MANAGER COMPENSATION
Fuller & Thaler strives to provide a competitive total compensation package for its employees. In addition to competitive base salaries, Fuller & Thaler investment professionals receive annual year-end bonuses that are a function of individual performance contributions to the firm and of the firm's revenue. Year-end bonuses may be a multiple of an investment professional's annual base compensation. For portfolio managers, the performance of the assets they manage relative to benchmarks may also be considered when the firm determines bonus compensation.

As a component of the year-end bonus program, many investment professionals receive an objective bonus based on incremental firm revenues relative to the annual firm revenues in the year of their hire. Fuller & Thaler's bonus structure effectively aligns the interest of the investment professionals with those of the client and of the firm.

Fuller & Thaler has also implemented an incentive program through which key employees can purchase stock in the firm at favorable prices. Generally, employees with three or more years of service at the firm and who have obtained an officer status of Vice President or higher are eligible for stock purchase. The amount of stock each officer is eligible to purchase is determined annually by the Executive Stock Purchase Plan Committee. Our stock purchase program and our bonus programs serve as rewards for superior performance and give key employees further incentive to remain on board, grow the firm, and serve our clients.

JPMIM FUND MANAGER COMPENSATION
All of the portfolio managers of JPMIM and research analysts participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, cash incentives, the value of stock awards, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole. Each investment professional's performance is formally evaluated annually based on a variety of factors including the size and performance of the portfolios such professional manages. Individual contribution relative to client goals carries the highest impact. For example:

- Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices, and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.
- Research analyst compensation is primarily driven by the accuracy of their forecasts and rankings with respect to the companies and/or sectors for which they have research responsibility.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of an investment professional's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards, or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Portfolio managers of JPMIM are encouraged to own shares of the REIT Fund they help manage.

MAZAMA FUND MANAGER COMPENSATION
Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

Each portfolio manager and research analyst (Investment Team) receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team manages the portfolios in aggregate terms, focusing on the overall strategy, which is then implemented at the portfolio level. In other words, the Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Instead, they are compensated based on overall fees received by the firm. This incentive compensation structure keeps each member of the team focused on the relative performance of the aggregate portfolio versus its benchmark. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and those of the Russell 2000 Growth Index.

Equity incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, including founding equity, Mazama Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

Every member of the Investment Team is also an investor in the Small Cap Growth Fund.

PREVIOUS INVESTMENT ADVISORY AND SUBADVISORY ARRANGEMENTS
From each Fund's commencement of operations until January 30, 2004, Undiscovered Managers, LLC served as the investment adviser to such Fund. For the Behavioral Growth, Behavioral Value, REIT and Small Cap Growth Funds' fiscal year ended August 31, 2003, Undiscovered Managers, LLC was paid at the annual percentage rate of 0.95%, 1.05%, 1.05% and 0.95%, respectively, of such Fund's average daily net assets, subject to a fee deferral arrangement. Prior to January 31, 2004, Undiscovered Managers, LLC had contractually agreed to reduce its management fees and pay the expenses of each Fund's Institutional Class Shares in order to limit such class's expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) to the following annual percentage rate of the average daily net assets of such class, subject to the obligation of a Fund to repay Undiscovered Managers, LLC such deferred fees and expenses in future years, if any, when such Fund's Institutional Class expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) fell below the stated percentage rate, but only to the extent that such repayment would not cause such Fund's Institutional Class expenses (exclusive of brokerage costs, interest, taxes and extraordinary expenses) in any such future year to exceed the stated percentage rate, and provided that such Fund was not obligated to repay any such deferred fees and expenses more than three years after the end of the fiscal year in which they were incurred (for expenses incurred before December 28, 1999, the Funds' repayment obligation extended until two years after the end of the fiscal year in which the expenses were incurred): 1.20% for the Small Cap Growth Fund; 1.30% for the Behavioral Growth Fund; and 1.40% for each of the Behavioral Value Fund and the REIT Fund. These agreements were terminated on January 30, 2004, and any Fund's obligation to repay such deferred fees and expenses has been permanently waived by Undiscovered Managers, LLC.

Prior to January 31, 2004, Undiscovered Managers, LLC paid Fuller & Thaler, Bay Isle and Mazama for services rendered a sub-advisory fee at the following annual percentage rates of the relevant Fund's average daily net assets:

         FUND                           SUB-ADVISER             FEE RATE
         Behavioral Growth Fund         Fuller & Thaler           0.60%
         Behavioral Value Fund          Fuller & Thaler           0.70%
         REIT Fund*                     Bay Isle                  0.70%
         Small Cap Growth Fund          Mazama                    0.60%

* Prior to January 1, 2004, Bay Isle served as the REIT Fund's subadviser, with Undiscovered Managers, LLC serving as the investment adviser. From January 1, 2004 until January 30, 2004, JPMIM replaced Bay Isle as the REIT Fund's subadviser with Undiscovered Managers, LLC continuing to serve as the investment adviser. During such period, JPMIM was paid a fee at an annual rate of 0.70% of the REIT Fund's average daily net assets. Effective January 31, 2004, JPMIM became the REIT Fund's investment adviser, and the subadvisory agreement was terminated.

OTHER ARRANGEMENTS

The Funds and JPMIM have applied for an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which JPMIM will, subject to supervision and approval of the Funds' Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements without such agreements being approved by the shareholders of the applicable Fund. The Funds and JPMIM will therefore have the right to hire, terminate, or replace sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-adviser with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. JPMIM will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that the Funds and JPMIM will obtain this order from the Securities and Exchange Commission.

Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The order also will permit the Funds to disclose to shareholders the management fees only in the aggregate for each Fund.

THE FUNDS' ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

Through February 18, 2005, JPMorgan Chase Bank, N.A. (JPMorgan Chase Bank) will provide administrative services and oversee each Fund's other service providers. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' administrator and will provide administrative services and oversee each Fund's other service providers. The Funds' administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

The Trust, on behalf of the Funds and with respect to Class A, Class B and Class C Shares of each of the Funds, has entered into a shareholder servicing agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' Class A, Class B and Class C Shares customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, B and C Shares of each Fund held by investors serviced by the shareholder servicing agent. JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of the 0.25% annual fee to such entities for performing shareholder and administrative services.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the Funds' shareholder servicing agent. For more information regarding the transitions of the administrator and the shareholder servicing agent, read "Future Changes to Certain Information Concerning the Funds" below.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (Distributor) is the distributor for each Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

Effective February 19, 2005, One Group Dealer Services, Inc., an affiliate of JPMIM and JPMorgan Chase Bank, will become the distributor for the Funds.

ADDITIONAL COMPENSATION TO SHAREHOLDER SERVICING AGENTS AND SELECTED DEALERS JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the Distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase. Shares purchased this way will typically be held for you by the Financial Intermediary; and

-    Directly from the Funds through the JPMorgan Funds Service Center.

WHO CAN BUY SHARES?
Class A, Class B and Class C Shares may be purchased by the general public.

WHEN CAN I BUY SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Only, purchase orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. Eastern Time (ET) will be effective that day. Please see "How do I open an account?" for more details.


On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by a Fund or an authorized agent of a Fund after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase or redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase and redemption requests.

Share ownership is electronically recorded. Therefore, certificates will not be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?
Each Fund may issue multiple classes of shares. This prospectus offers Class A, Class B and Class C Shares of the Funds other than the Small Cap Growth Fund, which is only offering Class A Shares. These shares are available to the general public. Class C Shares of the Small Cap Growth Fund are not currently offered for sale to investors.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES
You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You may be eligible to reduce your sales charges by using the Cumulative Quantity Discount, Statement of Intention, group sales plan or employee benefit plan.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

CLASS B SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years (measured from the first day of the month in which the shares were purchased). The CDSC may be waived for certain redemptions.

Class B Shares have higher combined distribution and services fees.

Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

CLASS C SHARES
You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase (measured from the first day of the month in which the shares were purchased). The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher combined distribution and service fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

Class C Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class C Shares do not automatically convert to another class.

There is no maximum investment amount for Class C Shares.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution and shareholder servicing expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is placed in accordance with this prospectus. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser determines that use of another fair valuation methodology is appropriate.

HOW DO I OPEN AN ACCOUNT?
Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

                                        MINIMUM INVESTMENTS
                                              INITIAL         ADDITIONAL
         TYPE OF ACCOUNT                    INVESTMENT        INVESTMENTS
         Regular Account                     $  2,500           $  100
         Systematic Investment Plan          $  1,000           $  100
         IRAs                                $  1,000           $  100
         SEP-IRAs                            $  1,000           $  100
         Coverdell Education                 $    500           $  100
         Savings Account

You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund.

The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-348-4782.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

If you are purchasing shares directly from the Funds, complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will receive the NAV per share plus applicable sales charge next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

If you choose to pay by wire, please call 1-800-348-4782 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
     (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
     (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
     (EX: JOHN SMITH & MARY SMITH, JTWROS)

Make your check out to JPMORGAN FUNDS in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- How do I redeem shares?"

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. ET on the settlement date.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions.

If you have any questions, contact your Financial Intermediary or call 1-800-348-4782.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services

ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
     (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
     (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
     (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?
Yes. If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor and its affiliates from its or their own resources are discussed in more detail in "The Funds' Management."

To obtain free information regarding sales charges and the reduction and elimination of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.undiscoveredmanagers.com and click on the hyperlinks "Sales Charges" or call 1-800-450-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES
The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your broker-dealer (a Financial Intermediary) and the Distributor as shown in the following tables, except if the Distributor, in its discretion, re-allows the entire amount to your broker-dealer. In those instances in which the entire amount is re-allowed, such broker-dealers may be deemed to be underwriters under the Securities Act of 1933.

The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of 0.25% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

                                       TOTAL SALES CHARGE FOR FUNDS(1)
                                                                  SALES CHARGE
                                                                 RE-ALLOWED TO
                                AS % OF           AS % OF       DEALERS AS % OF
AMOUNT OF                     THE OFFERING       NET AMOUNT      OFFERING PRICE
PURCHASES                    PRICE PER SHARE      INVESTED          PER SHARE
Less than $50,000                 5.25              5.54              4.75
$50,000-$99,999                   4.50              4.71              4.05
$100,000-$249,999                 3.50              3.63              3.05
$250,000-$499,999                 2.50              2.56              2.05
$500,000-$999,999                 2.00              2.04              1.60
$1,000,000 or more*               None              None             **/***


(1) The actual sales charge you pay may differ slightly from the rates disclosed alone due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in any Fund.

** The following is effective from November 15, 2005 through February 18, 2005: For purchases made through February 18, 2005, any such purchase which is made with no up front sales charge on which a payment is made to broker-dealers will be subject to a CDSC payable by you based on the lower of the cost of shares being redeemed or their net asset value at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to six months there will be a CDSC of 1.00%, and if shares are held for six to twelve months there will be a CDSC of 0.75%. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments.

*** The following is effective beginning February 19, 2005: If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments.

The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commisions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.60% of the next $40 million and 0.20% thereafter. The Distributor may withhold these payments with respect to short-term investments. The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares to certain defined contribution plans. If defined contribution plans redeem all of the shares that they own on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption. Any purchase of $1 million or more on Class A Shares on which a commission was paid to broker-dealers on the initial purchase will be subject to a contingent deferred sales charge (CDSC) payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption if shares are redeemed within 12 months of the purchase date. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if shares are held for 6 to 12 months there will be a CDSC of 0.75%.

REDUCING YOUR CLASS A SALES CHARGE
The Funds permit you to reduce the initial sales charges you pay on Class A Shares by using the Cumulative Quantity Discount, Statement of Intention, a group sales plan or an employee benefit plan. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the Funds and add non-money market funds currently advised by JPMIM in which you invest. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE. IN ORDER TO VERIFY YOUR ELIGIBILITY FOR A REDUCED INITIAL SALES CHARGE, YOU SHOULD FURNISH COPIES OF RELEVANT ACCOUNT STATEMENTS FOR YOUR ACCOUNTS OF JPMORGAN FUNDS AND NON-JPMORGAN MUTUAL FUNDS OR ACCOUNTS OF FAMILY OR OTHER APPLICABLE GROUP MEMBERS. YOU SHOULD ALSO RETAIN ANY RECORDS NECESSARY TO SUBSTANTIATE HISTORICAL COSTS BECAUSE THE DISTRIBUTOR, THE JPMORGAN SERVICE CENTER, THE TRANSFER AGENT AND YOUR FINANCIAL INTERMEDIARY MAY NOT MAINTAIN SUCH INFORMATION.


To take advantage of the Cumulative Quantity Discount and/or a Statement of Intention, complete the appropriate section of your Account Application or contact your Financial Intermediary. ANY PROGRAMS DESIGNED TO REDUCE OR ELIMINATE SALES CHARGES MAY BE TERMINATED OR AMENDED AT ANY TIME.

CUMULATIVE QUANTITY DISCOUNT: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on your total account value in all share classes of the JPMorgan Funds, excluding any JPMorgan money market fund. We will apply the reduced initial sales charge which is determined by aggregating the dollar amount of the new purchase and the current market value of any shares acquired and still held in the eligible funds.

GROUP PLAN:
An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A Shares of a Fund (or if a Fund has only one class that is subject to an initial sales charge, shares of that Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is the aggregate dollar value of Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of that Fund) previously purchased. If these shares are still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, you or your Financial Intermediary must provide the JPMorgan Funds Service Center with sufficient information including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the JPMorgan Funds Service Center.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of the Fund) at a discount and (iii) satisfies uniform criteria that enables the Distributor to realize economies of scale in its costs of distributing Class A Shares (or if a Fund has only one class that is subject to an initial sales charge, shares of the Fund). A qualified group must have more than 10 members be available to: arrange for group meetings between representatives of a Fund; and the members who agree to include sales and other materials related to a Fund in its publications and mailings to members at reduced or no cost to the Distributor; and seek to arrange payroll deduction or other bulk transmission of investments in the Fund.

STATEMENT OF INTENTION: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Statement of Intention committing you to purchase a certain amount of shares over a defined 13-month period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds or Group Mutual Fund shares (or if a Fund has only one class, shares of the JPMorgan Fund), excluding any JPMorgan money market fund, over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Statement of Intention. If you elect to include purchases made during the past 90 days toward fulfillment of your Statement of Intention, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Statement of Intention. You must inform your Financial Intermediary, the Distributor or the JPMorgan Funds Service Center that you have a Statement of Intention each time you make an investment. The Statement of Intention is not a binding obligation to purchase the full amount indicated; however, five percent of your investment will be held in escrow until the full amount covered by the Statement of Intention has been invested. If the terms of the Statement of Intention are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Statement of Intention commitment has been fulfilled will be made on the basis of the gross amount invested. Reinvested dividend and capital gain distributions are counted toward satisfying the Statement of Intention.

EMPLOYEE BENEFIT PLAN:
Some participant-directed employee benefit plans participate in a "multi-fund" program that offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with money invested in other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

WAIVER OF THE CLASS A SALES CHARGE
No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge had been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:
     -    The JPMorgan Funds.
     -    JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:
     -    DST System, Inc. and its subsidiaries and affiliates.
     - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).
     -    Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:
     - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency, custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.
     - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."
     - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.
     - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

     - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.
     - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.
     -    Employer-sponsored health savings accounts established pursuant to
          Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. You must furnish appropriate documentation to the JPMorgan Service Center or your Financial Intermediary.

7. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. You must furnish appropriate documentation to the JPMorgan Service Center or your Financial Intermediary.

8.   Bought when one Fund invests in another JPMorgan Fund.

9. Bought in connection with plans of reorganization of a Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

10.  Purchased during a JPMorgan Fund's special offering.

11. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-348-4782 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES
Class B Shares are offered at NAV, without any up-front sales charges. However, if you redeem these Class B Shares within six years of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC according to the following schedule:

                                            CDSC AS A % OF
                    YEARS SINCE              DOLLAR AMOUNT
                      PURCHASE             SUBJECT TO CHARGE
                        0-1                      5.00
                        1-2                      4.00
                        2-3                      3.00
                        3-4                      3.00
                        4-5                      2.00
                        5-6                      1.00
                    More than 6                  None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares.

CONVERSION FEATURE
Your Class B Shares automatically convert to Class A Shares after eight years (measured from the first day of the month in which the shares were purchased).

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. Class A Shares of a Fund received as a result of the conversion will not be subject to a redemption fee even if they are redeemed within 60 days of conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES
Class C Shares are offered at NAV, without any up-front sales charges. However, if you redeem your shares within one year of the purchase date (measured from the first day of the month in which the shares were purchased), you will be assessed a CDSC as follows:

                                            CDSC AS A % OF
                       YEARS SINCE           DOLLAR AMOUNT
                        PURCHASE           SUBJECT TO CHARGE
                          0-1                    1.00
                    After first year             None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED
The Fund assumes that all purchases made in a given month were made on the first day of the month.

The CDSC is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares; therefore, you should retain any records necessary to substantiate historical costs because the Distributor, the JPMorgan Service Center, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you exchange Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC
No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A

     MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption request and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2 . If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-348-4782 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay a Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay a Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder servicing fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. Any of JPMorgan Chase Bank, its affiliates and the Distributor may make additional payments at its or their own expense to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Beginning 15 days after you buy your shares, you may exchange your shares for shares of the same class of certain other JPMorgan Funds as follows:

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for Morgan Class Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of a Fund may be exchanged for Class C Shares of another JPMorgan Fund.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-348-4782.

WHEN ARE EXCHANGES PROCESSED?
Exchanges are processed the same business day they are received, provided:

-    The Fund accepts the request by 4:00 p.m. ET.

-    You have contacted your Financial Intermediary, if necessary.

-    All proper documentation in proper form accompanies the request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?
Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of a Fund for Class B Shares of another Fund or Class C Shares for Class C Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.
2. The amount of deferred sales charge when you sell your new Class B Shares or Class C Shares will be calculated based on when you bought the original shares, not when you made the exchange.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or an authorized agent of a Fund before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day.

All required documentation in the proper form must accompany a redemption order. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

Unless you indicated otherwise on your Account Application, you may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or
- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption request. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Funds.

You will not be permitted to enter a redemption order for shares purchased directly through JPMorgan Funds Service Center by check or through an ACH transaction for 15 days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

WHAT WILL MY SHARES BE WORTH?

If you own Class A, Class B or Class C Shares and the Fund or an authorized agent of the Fund accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?
Yes, unless you indicated otherwise on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-348-4782 to relay your redemption order.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH, and only to a bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

CAN I REDEEM ON A SYSTEMATIC BASIS?
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

You can not have both a Systematic Investment Plan and Systemtic Withdrawn Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days' notice before closing your account. If your account is closed for this reason, you will not be charged a CDSC.

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   The SEC has permitted a suspension; or

4.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the SAI for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions. The Funds (except the REIT Fund) declare and pay their net investment income to shareholders as dividends annually. The REIT Fund declares and pays its net investment income to shareholders as dividends quarterly. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any net capital gain distributions are normally made annually, but may, to the extent permitted by law, be made more frequently as deemed advisable by the Funds' Board of Trustees. The Board of Trustees may change the frequency with which the Funds declare or pay dividends.

You have three options for your distributions. You may:

-    reinvest all distributions in additional Fund shares;
- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or
- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, dividends and net capital gain distributions will automatically be reinvested in additional shares of the same Fund on the record date unless a shareholder has elected to receive cash. The taxation of dividends will not be affected by the form in which you receive them.

Each Fund intends to qualify to be taxed as a regulated investment company under the Code. As a regulated investment company, and provided that the Fund distributes substantially all its net investment income and net capital gains to its shareholders, the Fund itself will not pay any federal income tax on its distributed income and gains.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the share on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Certain designated dividends from the Funds are expected to be eligible for the dividends-received deduction for corporate shareholders (subject to a holding period requirement). However, any distributions received by a Fund from REITs will not qualify for the dividends-received deduction. A Fund's investment in REIT securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investment in REIT securities also may result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

Early in each calendar year, each Fund will send each shareholder and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to the shareholder during the preceding year.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number will be subject to backup withholding.

Any gain resulting from the redemption, sale or exchange of shares of a Fund will generally be subject to tax.

NOTE: The foregoing summarizes certain tax consequences of investing in the Funds for shareholders who are U.S. citizens or corporations. Before investing, an investor should consult his or her own tax adviser for more information concerning the federal, state, local and foreign tax consequences of investing in, redeeming or exchanging Fund shares.

AVAILABILITY OF PROXY VOTING RECORD


The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' at www.undiscoveredmanagers.com no later than August 31 of each year. Each Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.


PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete, certified schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.undiscoveredmanagers.com and on the SEC's website at www.sec.gov.

Each Funds' top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.undiscoveredmanagers.com, no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-348-4782.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the SAI.

FUTURE CHANGES TO CERTAIN INFORMATION CONCERNING THE FUNDS

On July 1, 2004, Bank One Corporation, the former corporate parent of Banc One Investment Advisors Corporation (BOIA), One Group Dealer Services, Inc. (Distributor), and One Group Administrative Services, Inc. (OGA) merged into JPMorgan Chase & Co. BOIA, the Distributor and OGA are the investment adviser, the distributor and the administrator, respectively, to One Group Mutual Funds. As a consequence of the merger, on that date BOIA, OGA and the Distributor will become affiliates of both J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Chase Bank. JPMIM is the investment adviser to the JPMorgan Funds, and JPMorgan Chase Bank is the administrator, shareholder servicing agent and custodian to the JPMorgan Funds.

As a result of these new affiliations, steps to integrate to the greatest extent possible the operations of One Group Mutual Funds and the JPMorgan Funds have been actively considered over the course of the past several months in order to take advantage of potential operational and administrative efficiencies and to eliminate overlapping or duplicative product offerings. At Board meetings held in June and July 2004, BOIA, OGA, JPMIM and JPMorgan Chase Bank discussed various aspects of the proposed integration plan with the Board of Trustees of One Group Mutual Funds and the Board of Directors and Boards of Trustees, as applicable (Boards), of the JPMorgan Funds, respectively. At meetings held in August 2004, BOIA and OGA made proposals to the Board of Trustees of One Group Mutual Funds and JPMIM and JPMorgan Chase Bank made proposals to the Boards of the JPMorgan Funds in order to seek to achieve those goals. BOIA and JPMIM, however, will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide investment advisory services to the One Group Funds and the JPMorgan Funds.

On August 12, 2004, the Board of Trustees of One Group Mutual Funds, and on August 19, 2004, the Boards of the JPMorgan Funds, approved a series of initiatives that are designed to: (i) integrate the operations of the two fund complexes; (ii) streamline the operations and product offerings of the two fund complexes; and (iii) take advantage of potential economies of scale. The integration of the two fund complexes will include, among other things, (i) adopting a common fee structure; (ii) eliminating overlapping or duplicative Funds; (iii) redomiciling each fund complex to a single jurisdiction and single form of declaration of trust; (iv) electing a single board of trustees and senior officers; (v) proposing certain changes to fundamental investment policies of some of the JPMorgan Funds and all of the One Group Funds; (vi) engaging a common set of service providers; and (vii) conforming redemption fee practices.

- COMMON FEE STRUCTURE: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved a series of proposals designed to facilitate the integration of One Group Mutual Funds with the JPMorgan Funds into an integrated fund complex in which all of the Funds have a common pricing structure. The pricing changes, which go into effect on February 19, 2005 unless specifically indicated otherwise below include the following:

     - Lowering the investment advisory fees applicable to many of the One Group Funds and all of the JPMorgan money market funds. Some of these lower advisory fees for certain of the One Group Funds, which will go into effect prior to February 19, 2005, are also the result of the commitments made by BOIA to reduce its management fees for certain One Group Funds in the settlement agreement with the New York Attorney General;

     - Lowering the fees payable to the Distributor under Distribution and Shareholder Services Plans with respect to the Class A, Class B and Class C shares of the One Group Funds such that the Rule 12b-1 fee applicable to Class A shares is lowered from 0.35% of average daily net assets of the Class A shares to 0.25% of average daily net assets of the Class A shares and the Rule 12b-1 fee applicable to Class B and C shares is lowered from 1.00% of the average daily net assets of the Class B and C shares to 0.75% of average daily net assets of the Class B and C shares. At the same time, shareholder servicing activities will be removed from each of those Distribution and Shareholder Services Plans;

     - Eliminating the current Shareholder Services Plan that applies with respect to the Administrative Class and Class S shares of the One Group Funds and replacing it with a non-Rule 12b-1 shareholder servicing fee paid pursuant to a Shareholder Services Agreement with One Group Dealer Services, Inc.;

     - With regard to One Group Mutual Funds, imposing a separate non-Rule 12b-1 shareholder servicing fee, paid pursuant to a Shareholder Servicing Agreement with One Group Dealer Services, Inc., at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares;

     - With regard to the JPMorgan Funds, increasing the existing shareholder services fees by 0.05% with respect to each of the following classes of shares of the JPMorgan money market funds: Agency, Cash Management, Premier and Reserve;

     - With regard to the Class A shares of the JPMorgan Funds, adopting the initial sales charge schedule currently in effect for the One Group Funds. This will generally mean that the initial sales charge on Class A shares of the JPMorgan Funds will be decreasing. For example, on JPMorgan equity funds, the initial sales charge will be decreasing from 5.75% of the offering price to 5.25% of the offering price;

     - Lowering the administration fee applicable to One Group Mutual Funds by adopting the complex-wide fee structures for administration services currently utilized by the JPMorgan Funds. Since both the One Group Funds and the JPMorgan Funds will be applying the complex-wide fee structures, the administration fees applicable to the JPMorgan Funds will be lower as well; and

     - Charging custody, fund accounting and transfer agency fees to both the One Group Mutual Funds and the JPMorgan Funds pursuant to a common fee schedule.

BOIA, JPMIM, OGA and the Distributor have contractually agreed to waive or reduce their fees or reimburse the expenses of each class of shares of One Group Mutual Funds and the JPMorgan Funds, as needed, in order to assure that, for the Acquired Funds listed in the table below, the Net Expense level for the Funds following the mergers is at least as low as the Net Expense level currently in effect, if not lower, with the few exceptions discussed here. The Net Expense level for shares of the JPMorgan Liquid Assets Money Market Fund will be equal to, or lower than in the case of the Institutional Class shares, the contractual expense limitation currently in effect, although it will be higher than the net expenses as a result of voluntary fee waivers and reimbursements currently being made by JPMIM. The Net Expense level for the Agency class shares of JPMorgan Treasury Plus Money Market Fund and the Select class shares of JPMorgan Prime Money Market Fund will be increasing by 0.01% and the Net Expense level for the Class S shares of One Group Institutional Prime Money Market Fund will be increasing by 0.04%. The Net Expense levels for all other Funds will be the same or lower than the contractual caps currently in effect. Although gross expense levels (i.e., expenses before waivers or reimbursements) for certain classes of certain Funds may increase as a result of these changes, the contractual fee waivers or reductions and expense reimbursements will continue in effect for at least one year from February 19, 2005.

- ELIMINATION OF OVERLAPPING OR DUPLICATIVE PRODUCT OFFERINGS: As part of the plan to integrate the two fund complexes, BOIA and JPMIM undertook a review of their various product offerings to determine whether there would be any overlapping or duplicative product offerings following the integration of the two fund complexes. At the Board meetings held August 12, 2004 and August 19, 2004, BOIA and JPMIM each recommended a series of individual fund mergers. After determining that (1) the investment objectives, investment policies, investment strategies and investment restrictions of the Funds subject to each proposed merger transaction were compatible, (2) each of the proposed mergers would be in the best interests of each affected Fund and its shareholders, and (3) each of the proposed mergers would not result in the dilution of the interests of the Funds or their shareholders, the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds approved the following merger transactions:

                ACQUIRED FUNDS                                                        ACQUIRING FUNDS
-------------------------------------------------------------------------------------------------------------------
JPMorgan Bond Fund II (a series of               MERGES WITH AND INTO   One Group Bond Fund (a series of One Group
J.P. Morgan Mutual Fund Select Group)                                   Mutual Funds)

JPMorgan Equity Growth Fund (a series of         MERGES WITH AND INTO   One Group Large Cap Growth Fund (a series
J.P. Morgan Mutual Fund Investment Trust)                               of One Group Mutual Funds)

JPMorgan Equity Income Fund (a series of         MERGES WITH AND INTO   One Group Equity Income Fund (a series of
J.P. Morgan Mutual Fund Investment Trust)                               One Group Mutual Funds)

JPMorgan Global 50 Fund (a series of             MERGES WITH AND INTO   JPMorgan Fleming International
J.P. Morgan Series Trust)                                               Opportunities Fund (a series of J.P. Morgan
                                                                        Institutional Funds)

JPMorgan Liquid Assets Money Market Fund         MERGES WITH AND INTO   One Group Prime Money Market Fund (a series
(a series of J.P. Morgan Mutual Fund Trust)                             of One Group Mutual Funds)

JPMorgan Strategic Income Fund (a series of      MERGES WITH AND INTO   JPMorgan Global Strategic Income Fund (a
J.P. Morgan Mutual Fund Group)                                          series of J.P. Morgan Institutional Funds)

JPMorgan Tax Free Income Fund (a series of       MERGES WITH AND INTO   One Group Tax-Free Bond Fund (a series of
J.P. Morgan Mutual Fund Select Trust)                                   One Group Mutual Funds)

JPMorgan Treasury Plus Money Market Fund         MERGES WITH AND INTO   One Group U.S. Treasury Securities Money
(a series of J.P. Morgan Mutual Fund Trust)                             Market Fund (a series of One Group Mutual
                                                                        Funds)

JPMorgan U.S. Government Money Market Fund       MERGES WITH AND INTO   One Group Government Money Market Fund (a
(a series of J.P. Morgan Mutual Fund Trust)                             series of One Group Mutual Funds)

One Group U.S. Government Securities Money
Market Fund (a series of One Group Mutual
Funds)

JPMorgan U.S. Small Company Opportunities        MERGES WITH AND INTO   One Group Small Cap Growth Fund (a series
Fund (a series of J.P. Morgan Funds)                                    of One Group Mutual Funds)

JPMorgan Small Cap Growth Fund (a series of
J.P. Morgan Fleming Mutual Fund Group, Inc.)

JPMorgan U.S. Treasury Income Fund (a series     MERGES WITH AND INTO   One Group Government Bond Fund (a series of
of J.P. Morgan Mutual Fund Group)                                       One Group Mutual Funds)

One Group Balanced Fund (a series of One         MERGES WITH AND INTO   JPMorgan Diversified Fund (a series of J.P.
Group Mutual Funds)                                                     Morgan Institutional Funds)

One Group Diversified Equity Fund (a series      MERGES WITH AND INTO   JPMorgan U.S. Equity Fund (a series of J.P.
of One Group Mutual Funds)                                              Morgan Institutional Funds)

One Group Diversified International Fund         MERGES WITH AND INTO   JPMorgan Fleming International Equity Fund
(a series of One Group Mutual Funds)                                    (a series of J.P. Morgan Mutual Fund Select
                                                                        Group)

One Group Health Sciences Fund (a series of      MERGES WITH AND INTO   JPMorgan Global Healthcare Fund (a series
One Group Mutual Funds)                                                 of J.P. Morgan Series Trust)

One Group Institutional Prime Money Market       MERGES WITH AND INTO   JPMorgan Prime Money Market Fund (a series
Fund (a series of One Group Mutual Funds)                               of J.P. Morgan Mutual Fund Trust)

                ACQUIRED FUNDS                                                        ACQUIRING FUNDS
-------------------------------------------------------------------------------------------------------------------
One Group Intermediate Tax-Free Bond Fund        MERGES WITH AND INTO   JPMorgan Intermediate Tax Free Income Fund
(a series of One Group Mutual Funds)                                    (a series of J.P. Morgan Mutual Fund Select
                                                                        Trust)

One Group Treasury Only Money Market Fund        MERGES WITH AND INTO   JPMorgan 100% U.S. Treasury Securities
(a series of One Group Mutual Funds)                                    Money Market Fund (a series of J.P. Morgan
                                                                        Mutual Fund Trust)

Each of the individual merger transactions above is subject to the approval of shareholders of the Acquired Fund at a shareholder meeting scheduled to be held on January 20, 2005. Each of the mergers listed above, if approved by shareholders, is expected to close on February 18, 2005, or such later date as the parties to each such transaction shall agree.

In the case of each merger listed above, if such merger is approved by the shareholders of the Acquired Fund, each Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of the net assets of each Acquired Fund being transferred. Following the transfer, each shareholder of the Acquired Fund will receive a number of shares of the respective Acquiring Fund equal in value to the value of that shareholder's Acquired Fund shares. The closing of each merger will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed merger will qualify as a tax-free reorganization for federal income tax purposes.

- REDOMICILIATION AS A DELAWARE STATUTORY TRUST: On August 12, 2004, the Board of One Group Mutual Funds approved the reorganization and redomiciliation of One Group Mutual Funds into a Delaware statutory trust to be known as JPMorgan Trust II. On August 19, 2004, the Boards of the JPMorgan Funds approved the reorganization and redomiciliation of the JPMorgan Funds into a Delaware statutory trust to be known as JPMorgan Trust I. Each of these Board approvals is subject to the approval of the reorganization and redomiciliation transaction by shareholders of the affected Funds at shareholder meetings scheduled to be held on January 20, 2005. If approved, the reorganization and redomiciliation transactions are expected to close on or about February 19, 2005.

- ELECTION OF A SINGLE BOARD OF TRUSTEES: At the meeting of shareholders of One Group Mutual Funds and the JPMorgan Funds scheduled to be held on January 20, 2005, shareholders of both One Group Mutual Funds and the JPMorgan Funds will be asked to elect a 13-member Board of Trustees comprised of five of the current seven members of the Board of One Group Mutual Funds and eight of the current 10 members of the Boards of the JPMorgan Funds. If elected by shareholders of One Group Mutual Funds and shareholders of the JPMorgan Funds, this 13-member Board of Trustees will take office effective February 19, 2005 and will oversee all of One Group Mutual Funds and the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be asked to amend the Declaration of Trust of One Group Mutual Funds to allow for a Board with more than 10 members.

- FUNDAMENTAL INVESTMENT POLICIES AND/OR RESTRICTIONS: On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of One Group Mutual Funds and the respective Boards of the JPMorgan Funds voted to recommend that shareholders of the Funds approve the amendment of certain of the Funds' fundamental investment policies and/or restrictions. The Board of Trustees of One Group Mutual Funds also voted to recommend the elimination of certain fundamental investment restrictions that are not required by the Investment Company Act of 1940, as amended (1940 Act). The proposed changes in the Funds' fundamental investment policies and/or restrictions are intended to simplify, streamline and standardize certain fundamental investment policies and/or restrictions of the Funds that are required under the 1940 Act, while at the same time providing added flexibility to respond to future legal, regulatory, market or technical changes. Although the proposed changes in certain fundamental investment policies and/or restrictions of some or all of the Funds will allow the affected Funds greater flexibility to respond to future investment opportunities, BOIA and JPMIM have indicated to the Board of Trustees of One Group Mutual Funds and the Boards of the JPMorgan Funds, respectively, that they do not anticipate that the changes, either individually or in the aggregate, will result in any material change in the level of investment risk associated with investing in the affected Funds or the manner in which the affected Funds are managed. Shareholders of the affected Funds will be asked to vote on these proposals at shareholder meetings scheduled to be held January 20, 2005.

- COMMON SERVICE PROVIDERS: By February 19, 2005, One Group Mutual Funds and the JPMorgan Funds will have the same administrator, distributor, shareholder servicing agent, transfer and dividend distribution agent, custodian and fund accounting agent. This will mean certain new service providers for both One Group Mutual Funds and the JPMorgan Funds.

     - INVESTMENT ADVICE. As mentioned above, each Fund will continue to contract for investment advisory services from its current investment adviser, as described in the current prospectus, except that JPMIM will serve as investment advisor to the One Group International Equity Index Fund if a new Investment Advisory Agreement with JPMIM is approved by the shareholders of the One Group International Equity Index Fund.

     - ADMINISTRATION. One Group Mutual Funds will continue to have its current administrator, OGA, as its administrator. The JPMorgan Funds will change their administrator to OGA effective February 19, 2005. The new fee rate for most equity and fixed income funds, which is the same as the fee rate currently in place for the equity and fixed income JPMorgan Funds, will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the series of One Group Mutual Funds and JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the 1940 Act (Money Market Funds)); and 0.075% of the average daily net assets of the One Group Funds and the JPMorgan Funds (excluding the One Group Investor Funds and the Money Market Funds) over $25 billion. The new fee rate for Money Market Funds, which is the same as the fee rate in place currently for the JPMorgan Funds that are Money Market Funds, will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the Money Market Funds and 0.05% of the average daily net assets of the Money Market Funds over $100 billion. The fee rates for the One Group Investor Funds, the JPMorgan Growth and Income Fund, the JPMorgan Select Growth and Income Fund and the Growth and Income Portfolio will remain the same. All shareholders servicing and fund accounting activities currently provided under the Management and Administration Agreement with OGA will be removed from that Agreement and instead will be put into separate agreements with other service providers as described below.

     - DISTRIBUTION. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the continuation of One Group Dealer Services, Inc., as the distributor of One Group Mutual Funds, following the integration transactions. On August 19, 2004, the Board of the JPMorgan Funds approved the appointment of One Group Dealer Services, Inc. as distributor of the JPMorgan Funds effective February 19, 2005.

     - SHAREHOLDER SERVICING. Beginning February 19, 2005, One Group Dealer Services, Inc. will begin providing certain shareholder services to One Group Mutual Funds and the JPMorgan Funds under separate Shareholder Servicing Agreements with the Funds. Most of the shareholder servicing activities that will be provided under the Shareholder Servicing Agreement with One Group Dealer Services, Inc. are currently provided to One Group Mutual Funds under the shareholder servicing portion of the Distribution and Shareholder Services Plans, provided such services are not distribution-related, under Shareholder Servicing Plans, or under the Management and Administration Agreement with OGA. For the JPMorgan Funds, the Shareholder Servicing Agreement with One Group Dealer Services, Inc. will replace the existing shareholder servicing agreements that are currently in place with JPMorgan Chase Bank, an affiliate of One Group Dealer Services, Inc. Under the Shareholder Servicing Agreements, One Group Dealer Services, Inc. will receive a fee at an annual rate of between 0.05% and 0.35% of the average daily net assets of each Fund attributable to a particular class of shares. One Group Dealer Services, Inc. will enter into shareholder servicing contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which One Group Dealer Services, Inc. will pay all or a portion of the annual fee to such financial intermediaries for performing such services.

     - TRANSFER AGENCY. On August 12, 2004, the Board of One Group Mutual Funds approved an agreement with Boston Financial Data Services, Inc.
          (BFDS) to act as the Funds' transfer and dividend distribution agent. On August 19,

          2004, the Boards of the JPMorgan Funds also approved an agreement with BFDS to act as the Funds' transfer and dividend distribution agent following the integration transactions. The transition to BFDS from the Funds' current transfer and dividend distribution agents, State Street Bank and Trust Company in the case of One Group Mutual Funds and DST Systems, Inc. in the case of the JPMorgan Funds, each an affiliate of BFDS, is expected to be completed February 2005. Shareholders should not experience any differences in the level or quality of services received as a result of this transition.

     - CUSTODY. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved an agreement with JPMorgan Chase Bank, an affiliate of BOIA, JPMIM, OGA and the Distributor to act as the Funds' custodian. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the custodian for the JPMorgan Funds following the integration transactions. The transition to JPMorgan Chase Bank from State Street Bank and Trust Company, the current custodian for One Group Mutual Funds, is expected to be completed in December 2004. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

     - SECURITIES LENDING. Currently, Bank One Trust Company, N.A. serves as sub-custodian for One Group Mutual Funds in connection with their securities lending activities and receives a fee for those services. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds. JPMorgan Chase Bank will continue as the securities lending agent for the JPMorgan Funds following the integration transaction. The transition from Bank One Trust Company, N.A. to JPMorgan Chase Bank as securities lending agent for One Group Mutual Funds is expected to begin in October 2004 and be completed in December 2004. Both Bank One Trust Company, N.A. and JPMorgan Chase Bank are affiliates of BOIA, JPMIM, OGA and the Distributor. The Funds are not expected to experience any differences in the level or quality of services received as a result of this transition.

     - FUND ACCOUNTING. Currently, fund accounting services for One Group Mutual Funds are provided by OGA under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the transition of the fund accounting services to JPMorgan Chase Bank, effective February 19, 2005. As a result of this appointment, effective February 19, 2005, the fund accounting fees will be charged directly to the One Group Funds. Shareholders of One Group Mutual Funds should not experience any differences in the level or quality of services received as a result of this transition. On August 19, 2004, the Boards of the JPMorgan Funds approved the continuation of JPMorgan Chase Bank as the fund accounting agent for the JPMorgan Funds.

- COMMON METHODS OF DOING BUSINESS WITH THE FUNDS: As a result of the changes in service providers, by February 19, 2005, there will be no difference between the way shareholders do business with One Group Mutual Funds and the way shareholders do business with the JPMorgan Funds. Shareholders of One Group Mutual Funds will also be able to exchange their shares of One Group Mutual Funds for shares of JPMorgan Funds, subject to generally applicable restrictions, and shareholders of JPMorgan Funds will have the same exchange privileges. In addition, shareholders of One Group Mutual Funds will be able to count purchases of JPMorgan Fund shares, and shareholders of the JPMorgan Funds will be able to count purchases of One Group Mutual Funds shares, toward fulfillment of letters of intent or statements of intention and toward the right of accumulation or cumulative quantity discount to the same extent that they can currently count purchases of shares of One Group Mutual Funds or the JPMorgan Funds, respectively. Shares of the JPMorgan Funds and One Group Mutual Funds count under letters of intent and statements of intention for both the One Group Mutual Funds and the JPMorgan Funds.

- REDEMPTION FEES: The Board of Trustees of One Group Mutual Funds approved the elimination of the 2% redemption fee on the One Group Market Neutral Fund effective for sales of shares after October 28, 2004. For sales of shares of One Group Market Neutral Fund prior to October 28, 2004, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

For shares of the following One Group Funds, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to the exceptions noted in the applicable prospectuses: One Group Diversified International Fund, One Group Health Sciences Fund, One Group High Yield Bond Fund, One Group International Equity Index Fund and One Group Technology Fund. With respect to purchases of shares of those Funds prior to October 28, 2004, shareholders will pay a redemption fee if they exchange or redeem shares of the Fund within 90 days of purchase, subject to the exceptions noted in the applicable prospectuses.

On August 19, 2004, the Boards of certain of the JPMorgan Funds approved the imposition of a redemption fee on shares of certain Funds purchased after February 18, 2005. For shares of the JPMorgan Funds listed below purchased after February 18, 2005, shareholders will pay a 2% redemption fee if they exchange or redeem shares of the Fund within 60 days of purchase, subject to certain exceptions which will be noted in the applicable prospectuses.

               JPMorgan Fleming Asia Equity Fund
               JPMorgan Fleming Emerging Markets Debt Fund
               JPMorgan Fleming Emerging Markets Equity Fund
               JPMorgan Fleming International Equity Fund
               JPMorgan Fleming International Growth Fund
               JPMorgan Fleming International Opportunities Fund
               JPMorgan Fleming International Small Cap Equity Fund JPMorgan Fleming International Value Fund
               JPMorgan Fleming Intrepid European Fund
               JPMorgan Fleming Japan Fund
               JPMorgan Fleming Tax Aware International Opportunities Fund JPMorgan Global 50 Fund
               JPMorgan Global Healthcare Fund
               JPMorgan Global Strategic Income Fund

FEES AND EXPENSES

EFFECTIVE FEBRUARY 19, 2005, EACH FUND'S FEES AND EXPENSES WILL BE MODIFIED AS ILLUSTRATED IN THE FEE AND EXPENSE TABLES BELOW. THE INFORMATION IS BASED ON ESTIMATED AMOUNTS FOR THE PERIOD COMMENCING ON FEBRUARY 19, 2005 AND ENDING ON DECEMBER 31, 2006.

                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND

                                                              CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy
   Shares, Shown as % of the Offering Price*                      5.25%              none              none
Maximum Deferred Sales Charge (Load) Shown
   as % of Lower of Original Purchase Price or
   Redemption Proceeds                                            none**             5.00%             1.00%

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

                                                              CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
ANNUAL OPERATING EXPENSES (%) (expenses that are deducted
   from Class A, Class B and Class C assets)
Management Fees                                                    0.95               0.95              0.95
Distribution (Rule 12b-1) Fees                                     0.25               0.75              0.75
Shareholder Service Fees                                           0.25               0.25              0.25
Other Expenses(1)                                                  0.37               0.37              0.37
Total Annual Operating Expenses                                    1.82               2.32              2.32
Fee Waivers and Expense Reimbursements(2)                         (0.17)             (0.17)            (0.17)
Net Expenses(2)                                                    1.65               2.15              2.15


(1) "Other Expenses" are based on estimated expenses for the current fiscal year, except that these estimated expenses have been adjusted to reflect the expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.65%, 2.15% and 2.15% respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
Class A Shares* ($)              684         1,038         1,430        2,525
Class B Shares** ($)             718           994         1,411        2,507***
Class C Shares** ($)             318           694         1,211        2,632

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
Class B Shares ($)               218           694         1,211        2,507***
Class C Shares ($)               218           694         1,211        2,632

*    Assumes maximum sales charge of 5.25% is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND

                                                              CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy
   Shares, Shown as % of the Offering Price*                      5.25%              none              none
Maximum Deferred Sales Charge (Load) Shown
   as % of Lower of Original Purchase Price or
   Redemption Proceeds                                            none**             5.00%             1.00%

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

                                                              CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
ANNUAL OPERATING EXPENSES (%) (expenses that are deducted
   from Class A, Class B and Class C assets)
Management Fees                                                    1.05               1.05              1.05
Distribution (Rule 12b-1) Fees                                     0.25               0.75              0.75
Shareholder Service Fees                                           0.25               0.25              0.25
Other Expenses(1)                                                  0.55               0.55              0.55
Total Annual Operating Expenses                                    2.10               2.60              2.60
Fee Waivers and Expense Reimbursements(2)                         (0.50)             (0.50)            (0.50)
Net Expenses(2)                                                    1.60               2.10              2.10


(1) "Other Expenses" are based on estimated expenses for the current fiscal year, except that these estimated expenses have been adjusted to reflect the expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.60%, 2.10% and 2.10% respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
Class A Shares* ($)              679         1,063         1,513        2,758
Class B Shares** ($)             713         1,019         1,496        2,742***
Class C Shares** ($)             313           719         1,296        2,865

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
Class B Shares ($)               213           719         1,296        2,742***
Class C Shares ($)               213           719         1,296        2,865

*    Assumes maximum sales charge of 5.25% is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                         UNDISCOVERED MANAGERS REIT FUND

                                                              CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy
   Shares, Shown as % of the Offering Price*                      5.25%              none              none
Maximum Deferred Sales Charge (Load) Shown
   as % of Lower of Original Purchase Price or
   Redemption Proceeds                                            none**             5.00%             1.00%

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

                                                              CLASS A SHARES     CLASS B SHARES    CLASS C SHARES
ANNUAL OPERATING EXPENSES (%) (expenses that are deducted
   from Class A, Class B and Class C assets)
Management Fees                                                    1.05               1.05              1.05
Distribution (Rule 12b-1) Fees                                     0.25               0.75              0.75
Shareholder Service Fees                                           0.25               0.25              0.25
Other Expenses(1)                                                  0.33               0.33              0.33
Total Annual Operating Expenses                                    1.88               2.38              2.38
Fee Waivers and Expense Reimbursements(2)                         (0.48)             (0.48)            (0.48)
Net Expenses(2)                                                    1.40               1.90              1.90


(1) "Other Expenses" are based on estimated expenses for the current fiscal year, except that these estimated expenses have been adjusted to reflect the expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.

(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.40%, 1.90% and 1.90% respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
Class A Shares* ($)              660         1,002         1,409        2,541
Class B Shares** ($)             693           956         1,389        2,522***
Class C Shares** ($)             293           656         1,189        2,647

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
Class B Shares ($)               193           656         1,189        2,522***
Class C Shares ($)               193           656         1,189        2,647

*    Assumes maximum sales charge of 5.25% is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

                            UM SMALL CAP GROWTH FUND

                                                              CLASS A SHARES     CLASS C SHARES
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) When You Buy Shares, Shown as %
   of the Offering Price*                                         5.25%              none
Maximum Deferred Sales Charge (Load) Shown as % of Lower of
   Original Purchase Price or Redemption Proceeds                 none**             1.00%

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge.
** If you purchase $1 million or more of Class A Share and are not assessed a sales charge at the time of purchase, you will pay a deferred sales charge of 1.00% if you redeem any or all of the Class A Shares within one year of purchase and 0.50% of the purchase price if you redeem within two years of purchase.

                                                              CLASS A SHARES    CLASS C SHARES
ANNUAL OPERATING EXPENSES (%) (expenses that are deducted
   from Class A and C assets)
Management Fees                                                    0.95               0.95
Distribution (Rule 12b-1) Fees                                     0.25               0.75
Shareholder Service Fees                                           0.25               0.25
Other Expenses(1)                                                  0.34               0.34
Total Annual Operating Expenses                                    1.79               2.29
Fee Waivers and Expense Reimbursements(2)                         (0.19)             (0.19)
Net Expenses(2)                                                    1.60               2.10

(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the estimated expenses that would have been incurred if the Administration Agreement with OGA had been in effect during the most recent fiscal year. The new Administration Agreement and the fee rates under that Agreement, which are described above, are effective 2/19/05.
(2) Reflects a written agreement pursuant to which JPMIM, OGA and OGDS agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.60% and 2.10%, respectively, of their average daily net assets for the period beginning 2/19/05 through 12/31/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in the Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,
-    5% return each year, and
- net expenses (as shown in the table and the related footnote) through 12/31/06, and total annual operating expenses (as shown in the table) thereafter.

This example is for comparison only; the actual returns of the Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
Class A Shares* ($)              679         1,026         1,412        2,492
Class B Shares** ($)             313           694         1,226        2,685

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
Class C Shares ($)               213          694          1,226        2,685

*    Assumes maximum sales charge of 5.25% is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.

EFFECTIVE BEGINNING FEBRUARY 19, 2005: If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1.00% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of OGDS, OGA and BOIA, the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA will become affiliates of both JPMIM and JPMorgan Chase Bank. OGDS and OGA became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, the incumbent trustees of One Group Mutual Funds and various affiliates of BOIA, including OGDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the incumbent trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., OGDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

PERFORMANCE OF ACCOUNTS (UNAUDITED)

The REIT Fund's investment objective and policies are substantially similar to those used by JPMIM in managing certain discretionary investment management accounts. The chart below shows the historical investment performance for a composite of these accounts (the "REIT Composite") and for the Fund's benchmark index, the Morgan Stanley REIT Index. The REIT Composite includes discretionary accounts invested in U.S. real estate securities, including real estate investment trusts, according to JPMIM's U.S. Real Estate Securities investment approach.

The performance of the REIT Composite does not represent the REIT Fund's performance nor should it be interpreted as indicative of the REIT Fund's future performance. The accounts in the REIT Composite are not subject to the same regulatory requirements and limitations imposed on mutual funds. If the accounts included in the REIT Composite had been subject to these regulatory requirements and limitations, their performance might have been lower.

Additionally, although it is anticipated that the REIT Fund and the REIT Composite will hold similar securities, their investment results are expected to differ. In particular, difference in asset size and cash flow resulting from purchases and redemptions of Fund shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular Fund holdings.

The performance of the REIT Composite reflects the deduction of the REIT Fund's Institutional Class Shares' total operating expenses, after expense reimbursement, of 1.00% and the reinvestment of dividends and other distributions. The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which would have been assessed on Class A Shares or the contingent deferred sales load, which would have been assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower. The performance information is the annual total return of the REIT Composite for each of the periods indicated. Class A, B and C Shares have higher class expenses than Institutional Class Shares. If the higher Class A, Class B and Class C Shares' expenses were reflected, the annual total return of the REIT Composite would have been lower than shown.

[CHART]

                      U.S. Real Estate Securities Composite

          FUND      MORGAN STANLEY REIT INDEX
1997     21.67%              18.56%
1998    -16.61%             -16.91%
1999     -2.46%              -4.54%
2000     30.30%              26.81%
2001     11.27%              12.83%
2002      5.86%               3.65%
2003     40.28%              36.75%

During the period shown in the bar chart above, the highest quarterly return of the U.S. Real Estate Securities Composite was 13.96% for the quarter ended March 31, 1997, and the lowest quarterly return of the U.S. Real Estate Securities Composite was (11.84)% for the quarter ended March 31,1998. The year-to-date total return of the U.S. Real Estate Securities Composite as of 3/31/04 was 11.61%.

         Average Annual Total Returns for the U.S. Real Estate Composite
                        (For the periods ended 12/31/03)

                                 ONE YEAR    THREE YEARS    FIVE YEARS    SINCE INCEPTION (12/96)
-------------------------------------------------------------------------------------------------
   Composite Return               40.28%        18.22%        16.00%              11.41%
-------------------------------------------------------------------------------------------------
   Morgan Stanley REIT Index      36.75%        16.94%        14.12%               9.66%

The REIT Composite currently includes all discretionary accounts managed by JPMIM using substantially similar investment strategies to that of the REIT Fund. The strategy inception date for the REIT Composite was December 1996.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Funds' financial statements, are included in the representative Fund's annual report, which is available upon request.

                                                                  BEHAVIORAL GROWTH FUND
                                                    --------------------------------------------------
                                                      CLASS A            CLASS B            CLASS C
                                                       SHARES             SHARES             SHARES
                                                    --------------------------------------------------
                                                      6/4/04*            6/4/04*            6/4/04*
                                                      THROUGH            THROUGH            THROUGH
                                                      8/31/04            8/31/04            8/31/04
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $      19.21       $      19.21       $      19.21
                                                    ------------       ------------       ------------
Income from Investment Operations:
   Net investment income (loss)                            (0.06)@            (0.08)@            (0.08)@
   Net gains or losses in securities
     (both realized and unrealized                         (2.09)             (2.09)             (2.09)
                                                    ------------       ------------       ------------
   Total from investment operations                        (2.15)             (2.17)             (2.17)
                                                    ------------       ------------       ------------
Less Distributions:
   Dividends from net investment income                        -                  -                  -
   Distributions from capital gains                            -                  -                  -
                                                    ------------       ------------       ------------
   Total Distributions                                         -                  -                  -
                                                    ------------       ------------       ------------

NET ASSET VALUE, END OF PERIOD                      $      17.06       $      17.04       $      17.04
                                                    ============       ============       ============
TOTAL RETURN (a)(1)                                       (11.19)%           (11.30)%           (11.30)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)            $         18       $          9       $         14
Ratios to average net assets (#):
   Net Expenses                                             1.65%              2.15%              2.15%
   Net investment income (loss)                            (1.45)%            (1.95)%            (1.95)%
   Expenses without waivers, reimbursements
     and earnings credits                                 136.82%++          137.40%++          117.48%++
   Net investment income (loss) without
     waivers, reimbursements and
     earnings credits                                    (136.62)%++        (137.20)%++        (117.28)%++
Portfolio turnover rate (a)                                  161%               161%               161%

----------

*    Commencement of offerering of class of shares on June 4, 2004.
@    Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales loads.
#    Short periods have been annualized.
++ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                                                  BEHAVIORAL VALUE FUND
                                                    --------------------------------------------------
                                                      CLASS A            CLASS B            CLASS C
                                                       SHARES             SHARES             SHARES
                                                    --------------------------------------------------
                                                      6/4/04*            6/4/04*            6/4/04*
                                                      THROUGH            THROUGH            THROUGH
                                                      8/31/04            8/31/04            8/31/04
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                  $      27.33       $      27.33       $      27.33
                                                    ------------       ------------       ------------
Income from Investment Operations:
   Net investment income (loss)                            (0.01)             (0.02)             (0.02)
   Net gains or losses in securities
     (both realized and unrealized                         (1.27)             (1.28)             (1.28)
                                                    ------------       ------------       ------------
   Total from investment operations                        (1.28)             (1.30)             (1.30)
                                                    ------------       ------------       ------------
Less Distributions:
   Dividends from net investment income                        -                  -                  -
   Distributions from capital gains                            -                  -                  -
                                                    ------------       ------------       ------------
   Total Distributions                                         -                  -                  -
                                                    ------------       ------------       ------------

NET ASSET VALUE, END OF PERIOD                      $      26.05       $      26.03       $      26.03
                                                    ============       ============       ============
TOTAL RETURN (a)(1)                                        (4.68)%            (4.76)%            (4.76)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)            $        283       $        103       $        159
Ratios to average net assets (#):
   Net Expenses                                             1.60%              2.10%              2.10%
   Net investment income (loss)                            (0.63)%            (1.09)%            (1.12)%
   Expenses without waivers, reimbursements
     and earnings credits                                  26.30%++           54.76%++           27.38%++
   Net investment income (loss) without
     waivers, reimbursements and
     earnings credits                                     (25.33)%++         (53.75)%++         (26.40)%++
Portfolio turnover rate (a)                                   63%                63%                63%

----------

*    Commencement of offerering of class of shares on June 4, 2004.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales loads.
#    Short periods have been annualized.
++ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                                                                   REIT FUND                      SMALL CAP GROWTH FUND
                                                  ---------------------------------------------------------------------
                                                    CLASS A         CLASS B         CLASS C              CLASS A
                                                    SHARES*         SHARES*         SHARES*              SHARES*
                                                  ---------------------------------------------------------------------
                                                     6/4/04          6/4/04          6/4/04               6/4/04
                                                    THROUGH         THROUGH         THROUGH              THROUGH
                                                    8/31/04         8/31/04         8/31/04              8/31/04
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $    18.88      $    18.88      $    18.88           $    10.12
                                                  ----------      ----------      ----------           ----------
Income from Investment Operations:
   Net investment income (loss)                         0.05@           0.08@           0.08@               (0.03)
   Net gains or losses in securities
     (both realized and unrealized                      2.33            2.27            2.27                (1.43)
                                                  ----------      ----------      ----------           ----------
   Total from investment operations                     2.38            2.35            2.35                (1.46)
                                                  ----------      ----------      ----------           ----------
Less Distributions:
   Dividends from net investment income                    -               -               -                    -
   Distributions from capital gains                        -               -               -                    -
                                                  ----------      ----------      ----------           ----------
   Total Distributions                                     -               -               -                    -
                                                  ----------      ----------      ----------           ----------

NET ASSET VALUE, END OF PERIOD                    $    21.26      $    21.23      $    21.23           $    $8.66
                                                  ==========      ==========      ==========           ==========
TOTAL RETURN (a)(1)                                    12.61%          12.45%          12.45%              (14.43)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (in thousands)          $      116      $       11      $       11           $        9
Ratios to average net assets (#):
   Net Expenses                                         1.40%           1.90%           1.90%                1.60%
   Net investment income (loss)                         0.97%           1.74%           1.74%               (1.27)%
   Expenses without waivers, reimbursements
     and earnings credits                              51.41%++       123.94%++       123.94%++            142.07%++
   Net investment income (loss) without
     waivers, reimbursements and
     earnings credits                                 (49.04)%++     (120.30)%++     (120.30)%++          (141.74)%++
Portfolio turnover rate (a)                               82%             82%             82%               58%

----------

*    Commencement of offerering of class of shares on June 4, 2004.
@    Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales loads.
#    Short periods have been annualized.
++ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

HOW TO REACH US

MORE INFORMATION
For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at

1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
PO BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution you should contact that institution directly for this information. You can also find information online at www.undiscoveredmanagers.com

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. are: 811-8437


(C)JPMorgan Chase & Co. All Rights Reserved. December 2004.

PR-UMABC-1204

[UNDISCOVERED MANAGERS(TM) LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2004

                                       for

                  UNDISCOVERED MANAGERS BEHAVIORAL GROWTH FUND
                   UNDISCOVERED MANAGERS BEHAVIORAL VALUE FUND
                         UNDISCOVERED MANAGERS REIT FUND
                            UM SMALL CAP GROWTH FUND

                                Each a Series of

                           UNDISCOVERED MANAGERS FUNDS

This Statement of Additional Information ("SAI") is not a Prospectus but contains additional information which should be read in conjunction with the Prospectuses dated December 29, 2004 for Undiscovered Managers Behavioral Growth Fund ("Behavioral Growth Fund"), Undiscovered Managers Behavioral Value Fund ("Behavioral Value Fund"), Undiscovered Managers REIT Fund ("REIT Fund") and UM Small Cap Growth Fund ("Small Cap Growth Fund") (each a "Fund" and, collectively, the "Funds"), as supplemented from time to time. Additionally, this SAI incorporates by reference most financial statements including the shareholders reports relating to the Funds dated August 31, 2004. The Prospectuses and the financial statements, including the Independent Registered Public Accountants' Reports are available, without charge by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at 522 Fifth Avenue, New York, N.Y. 10036.

     For more information about the Funds or the financial statements, simply write or call:

                          JPMorgan Funds Service Center
                                 P.O. Box 219392
                           Kansas City, MO 64121-9392
                                 1-800-348-4782

                                TABLE OF CONTENTS

ORGANIZATION AND CLASSIFICATION                                                1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS                               1
MANAGEMENT OF THE TRUST                                                       15
CODES OF ETHICS                                                               21
PROXY VOTING PROCEDURES AND GUIDELINES                                        22
PORTFOLIO HOLDINGS DISCLOSURE                                                 26
INVESTMENT ADVISER AND SUB-ADVISERS                                           27
EXPENSES                                                                      32
ADMINISTRATOR AND SUB-ADMINISTRATOR                                           32
DISTRIBUTOR                                                                   34
SERVICE AND DISTRIBUTION PLAN                                                 35
RULE 12B-1 PLAN                                                               36
CUSTODIAN                                                                     39
TRANSFER AGENT                                                                39
SHAREHOLDER SERVICING                                                         39
OTHER EXPENSES                                                                42
PORTFOLIO TRANSACTIONS                                                        42
MASSACHUSETTS TRUST                                                           48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 49
PURCHASES, REDEMPTIONS AND EXCHANGES                                          49
FINANCIAL PROFESSIONALS                                                       53
DIVIDENDS AND DISTRIBUTIONS                                                   54
NET ASSET VALUE                                                               54
DISTRIBUTIONS AND TAX MATTERS                                                 55
PERFORMANCE INFORMATION                                                       59
PERFORMANCE COMPARISONS                                                       63
FINANCIAL STATEMENTS                                                          65
APPENDIX A                                                                   A-1

                         ORGANIZATION AND CLASSIFICATION

This Statement of Additional Information (the "SAI") relates to the Undiscovered Managers Funds listed below. The shares of the Funds are collectively referred to in this SAI as the "Shares." The Trustees of the Funds have authorized the issuance and sale of the following classes of the Shares of the Funds:


Behavioral Growth Fund     Institutional, Investor, Class A, Class B and Class C
Behavioral Value Fund      Institutional, Class A, Class B and Class C
REIT Fund                  Institutional, Class A, Class B and Class C
Small Cap Growth Fund      Institutional, Class A, Class B and Class C

Currently, each Fund offers the following classes of Shares:

Behavioral Growth Fund     Institutional, Investor, Class A, Class B and Class C
Behavioral Value Fund      Institutional, Class A, Class B and Class C
REIT Fund                  Institutional, Class A, Class B and Class C
Small Cap Growth Fund      Institutional, Class A

Effective February 19, 2005, the UM Small Cap Growth Fund will be renamed with the approval of its Board of Trustees of the Trust to Undiscovered Managers Small Cap Growth Fund.

Undiscovered Managers Funds (the "Trust") is an open-end management investment company organized under the laws of Massachusetts as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 29, 1997 (as amended, the "Declaration of Trust"). Each Fund is a series of the Trust.

The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (the "JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective and policies of each Fund are summarized in the applicable Prospectus. The investment policies of each Fund set forth in the applicable Prospectus and in this SAI may be changed by the Fund's adviser, subject to review and approval by the Trust's Board of Trustees, without shareholder approval except that any Fund policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this SAI means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which at least 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any notice required under Rule 35d-1 under the 1940 Act to be delivered to shareholders of a Fund for the purpose of announcing an intended change in a non-fundamental policy of the Fund (as described in this Statement of Additional Information or in the Fund's Prospectus) will be provided in plain English in a separate written document. Each such notice will contain, in bold-faced type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered, or, if the notice is delivered

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separately from other communications to investors, either on the notice or on the envelope in which the notice is delivered.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds.

Each Fund will not:

1. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

4. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options, and may enter into swap agreements, foreign exchange contracts and other financial transactions not involving physical commodities.

5. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

6. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; except that the REIT Fund will invest more than 25% of its total assets in securities issued by real estate investment trusts (as defined in the Internal Revenue Code of 1986 (the "Code")).

7. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

In addition, each of the Behavioral Growth Fund, the Behavioral Value Fund, and the Small Cap Growth Fund will:

1. Operate as a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act, as amended from time to time.

Although the Funds are permitted to borrow money to a limited extent, no Fund currently intends to do so.

FUTURE CHANGES TO FUNDAMENTAL INVESTMENT POLICES AND RESTRICTIONS. On August 19, 2004, the Board of Trustees of JPMMFST approved a proposal to amend each Fund's fundamental investment restriction with respect to borrowing, subject to the approval of shareholders. Shareholders will be asked to approve this proposed revised restriction at special meetings of shareholder scheduled to be held on January 20, 2005. If approved by shareholders, the fundamental investment restriction with respect to borrowing (investment restriction 3(b)) for the JPMMFST Funds will be as indicated below.

BORROWING: No Fund may borrow money, except to the extent permitted by applicable law.

In addition to the foregoing fundamental investment restrictions, it is contrary to each Fund's present policy, which may be changed without shareholder approval, to:

Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

All percentage limitations on investments will apply at the time of the making of an investment (except for the non-fundamental restriction set forth in the immediately preceding paragraph) and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

In addition, the REIT Fund and Small Cap Growth Fund have an 80% investment policy which maybe changed by the Board of Trustees without shareholder approval. However, the Funds will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

In addition, the Funds may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

ADDITIONAL DESCRIPTION OF INVESTMENTS, INVESTMENT PRACTICES AND RISKS

The following is an additional description of certain investments, investment practices and risks of certain of the Funds.

REPURCHASE AGREEMENTS

Any assets of the Funds not invested in common stocks or other equity securities will generally be held in the form of cash or in repurchase agreements. Under a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. If the seller fails to repurchase the securities, the Fund has rights to sell the securities to third parties. Repurchase agreements can be regarded as loans by the Fund to the seller, collateralized by the securities that are the subject of the agreement. Repurchase agreements afford an opportunity for the Fund to earn a return on available cash at relatively low credit risk, although the Fund may be subject to various delays and risks of loss if the seller fails to meet its obligation to repurchase. The staff of the Securities and Exchange Commission is currently of the view that repurchase agreements maturing in more than seven days are illiquid securities.

LOANS OF SECURITIES

Each Fund may lend its portfolio securities, provided that cash or equivalent collateral equal to at least 100% of the market value of the securities loaned is continuously maintained by the borrower with the Fund. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. It is not currently anticipated that any Fund will have on loan at any given time securities totaling more than one-third of its net assets. A Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may be insufficient to cover the securities loaned as a result of an increase in the value of the securities or decline in the value of the collateral.

LEVERAGE

Although it is not the current intention of any of the Funds to engage in borrowing, each Fund may borrow money provided that the total amount borrowed and outstanding at the time the borrowing is made does not exceed 33 1/3% of the value of such Fund's total assets (not including the amount borrowed). The use of leverage through borrowing creates an opportunity for increased net income, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The intent of using leverage would be to provide the holders of a Fund's shares with a potentially higher return. Leverage creates risks for a Fund, including the likelihood of greater volatility of the net asset value and market price of the Fund's shares. To the extent the income derived from securities purchased with funds received from leverage exceeds the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to a Fund will be less than if leverage had not been used, and therefore the amounts available for distribution to such Fund's shareholders as dividends and other distributions will be reduced or eliminated. In the latter case, a Fund's sub-adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which a Fund is using leverage, the fees paid by such Fund to the Adviser, for investment advisory and JPMorgan Chase Bank for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the amount borrowed.

The following are additional investment vehicles and techniques the REIT Fund managers can use in managing the Fund's assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund's overall risk profile.

ILLIQUID SECURITIES

The REIT Fund may purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the Fund's criteria for selection. Rule 144A securities are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the Adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

DEBT SECURITIES

The REIT Fund may invest in debt securities when the fund managers believe such securities represent an attractive investment for the fund. The Fund may invest in debt securities for income or as a defensive strategy when the managers believe adverse economic or market conditions exist.

The value of the debt securities in which the Fund may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. The Fund may invest up to 5% of its assets in "high-yield" securities. "High-yield" securities, sometimes referred to as "junk bonds," are higher risk, non-convertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality. "Investment grade" means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P")), or, if not rated, are of equivalent investment quality as determined by the Fund's advisor. According to Moody's, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P's belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of the Fund's portfolio may be invested. Debt securities rated lower than Baa by Moody's or BBB by S&P, or their equivalent, are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Fund are analyzed by the investment manager to determine, to the extent reasonably possible, that the planned investment is sound, given the fund's investment objective. See "Explanation of Fixed-Income Securities Ratings".

If the aggregate value of high-yield securities exceeds 5% of the REIT Funds assets because of the high-yield securities market appreciation or other assets' depreciation, the Fund will not necessarily sell them. Instead, the Fund's managers will not purchase additional high-yield securities until their value is less than 5% of the Fund's assets. Fund managers will monitor these investments to determine whether holding them will likely help the fund meet its investment objectives.

In addition, the value of the Fund's investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. Depending upon the particular amount and type of fixed-income securities holdings of a fund, these changes may impact the net asset value of that fund's shares.

EQUITY EQUIVALENT SECURITIES

In addition to investing equity securities issued by real estate investment trusts ("REITS"), the REIT Fund may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described in "Foreign Securities", are an example of the type of derivative security in which the Fund might invest.

FOREIGN SECURITIES

The REIT Fund may invest in the securities of foreign issuers, including foreign governments and their agencies, when these securities meet its standards of selection. In determining whether a company is foreign, the Fund managers will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weighting given to each of these factors will vary depending on the circumstances in a given case.

The Fund may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts for foreign securities. Depositary receipts, depositary shares or similar instruments are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

The Fund may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers, foreign governments and their agencies. The Fund will limit its purchase of foreign securities to those of issuers whose principal business activities are located in developed countries. The Fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Investments in foreign securities may present certain risks, including:

CURRENCY RISK - The value of the foreign investments held by the Fund may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the dollar falls against such currency. In addition, the value of Fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.

POLITICAL AND ECONOMIC RISK - The economies of many of the countries in which the Fund may invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, the Fund may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

REGULATORY RISK - Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

MARKET AND TRADING RISK - Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the Fund may invest have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

CLEARANCE AND SETTLEMENT RISK - Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned. The Fund's inability to make intended security purchases due to clearance and settlement problems could cause them to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.

OWNERSHIP RISK - Evidence of securities ownership may be uncertain in many foreign countries. As a result, there may be a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.

CONVERTIBLE DEBT SECURITIES

A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income, with generally higher yields than common stocks. Convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, however, they generally offer lower yields than non-convertible securities of similar quality. Of course, as with all fixed-income securities, there can be no assurance of current income because the issuers of the convertible debt securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinate to other similar but nonconvertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible debt securities typically have lower ratings from ratings organizations than similar non-convertible securities.

The REIT Fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the advisor. The Fund's investments in convertible debt securities and other high-yield, non-convertible debt securities rated below investment-grade will comprise less than 20% of the fund's net assets. Debt securities rated below the four highest categories are not considered "investment-grade" obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations. For a description of the S&P and Moody's ratings categories, see "Explanation of Fixed-Income Securities Ratings".

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

SHORT SALES

The REIT Fund may engage in short sales for cash management purposes only if, at the time of the short sale, the Fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price. There will be additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

DERIVATIVE SECURITIES

To the extent permitted by its investment objectives and policies, the REIT Fund may invest in derivative securities. Generally, a derivative security is a financial arrangement, having a value based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper (ABCP), commercial and residential mortgage-backed securities (MBS), collateralized debt obligations (CDO), collateralized loan obligations (CLO), and securities backed by other types of collateral or indices. For example, Standard & Poor's Depositary Receipts, also known as "SPIDERs", track the price performance and dividend yield of the S&P Index by providing a stake in the stocks that make up that index. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over-the-counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Fund may not invest in oil and gas leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

     - the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the fund managers anticipate;

     - the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

     - the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and

     -  the risk that the counterparty will fail to perform its obligations.

INVESTMENT IN ISSUERS WITH LIMITED OPERATING HISTORIES

The REIT Fund may invest a portion of its assets in the securities of issuers with limited operating histories. The Fund's managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the Fund. In addition, financial and other information regarding these issuers, when available, may be incomplete or inaccurate.

For purposes of this limitation, "issuers" refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund's investments in a trust created for the purpose of pooling mortgage obligations would not be subject to the limitation.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
The REIT Fund may purchase securities on a when issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to the REIT Fund until settlement takes place. At the time the REIT Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the REIT Fund will maintain with the JP Morgan Chase Bank, the Fund's custodian (see "Custodian") a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the REIT Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If the REIT Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

FORWARD COMMITMENTS
The REIT Fund may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the REIT Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a segregated account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the REIT Fund.

Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the REIT Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the REIT Fund will meet its obligations from then available cash flow, sale of securities held in the account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing the REIT Fund from recovering the collateral or completing the transaction.

To the extent the REIT Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

SHORT-TERM SECURITIES

In order to meet anticipated redemptions, anticipated purchases of additional securities for the Fund's portfolio, or, in some cases, for temporary defensive purposes, the REIT Fund may invest a portion of its assets in money market and other short-term securities.

Examples of those securities include:

     - Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
     -  Commercial Paper;
     -  Certificates of Deposit and Euro Dollar Certificates of Deposit;
     -  Bankers' Acceptances;
     -  Short-term notes, bonds, debentures or other debt instruments; and
     -  Repurchase agreements.

OTHER INVESTMENT COMPANIES

The REIT Fund may invest up to 10% of its total assets in other mutual funds provided that the investment is consistent with the Fund's investment policies and restrictions. Under the 1940 Act, a fund's investment in these securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the fund's total assets of any investment company; and (c) 10% of a fund's total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

FUTURES AND OPTIONS

The REIT Fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

     - protect against a decline in market value of the Fund's securities (taking a short futures position), or

     - protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully invested (taking a long futures position), or

     - provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund's investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure. Although other techniques may be used to control a fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The Fund manager may engage in futures and options transactions based on securities indices provided that the transactions are consistent with the fund's investment objectives. Examples of indices that may be used include the Bond Buyer Index of Municipal Bonds for fixed-income funds, or the S&P 500 Index for equity funds. The manager may engage in futures and options transactions based on specific securities. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of the future. Initially, the Fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund's investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.

In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon-bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund, and the fund realizes a loss or gain.

RISKS RELATED TO FUTURES AND OPTIONS TRANSACTIONS

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the REIT Fund's manager applies a hedge at an inappropriate time or judges interest rate or equity market trends incorrectly, futures and options strategies may lower the Fund's return.

The Fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the fund managers consider it appropriate or desirable to do so. In the event of adverse price movements, the Fund would be required to continue making daily cash payments to maintain its required margin. If the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Fund managers would not otherwise do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Fund's manager will seek to minimize these risks by limiting the contracts entered into on behalf of the Fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The Fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the Fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON FUTURES

By purchasing an option on a futures contract, a Fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Fund to make margin payments unless the option is exercised.

Although it does not currently intend to do so, the REIT Fund may write (or sell) call options that obligate it to sell (or deliver) the option's underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Fund would give up some ability to participate in a price increase on the underlying security. If the Fund were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it expired.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

The REIT Fund expects to file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

FORWARD CURRENCY EXCHANGE CONTRACTS

The REIT Fund may purchase and sell foreign currency on a spot (i.e., cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See "Derivative Securities".

The Fund expects to use forward currency contracts under two circumstances: (1) When the Fund manager is purchasing or selling a security denominated in a foreign currency and wishes to lock in the U.S. dollar price of that security, the Fund manager would be able to enter into a forward currency contract to do so; or (2) When the Fund manager believes the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund would be able to enter into a forward currency contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

In the first circumstance, when the Fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward currency contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the Fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

In the second circumstance, when the Fund manager believes that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward currency contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund will segregate on its records cash or other liquid assets having a value equal to the aggregate amount of the Fund's commitments under the forward currency contract.

The precise matching of forward currency contracts in the amounts and values of securities involved generally would not be possible because the future values of foreign currencies will change due to market movements in the values of those securities between the date the forward currency contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund's manager does not intend to enter into such contracts on a regular basis. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Fund's manager believes that it is important to have flexibility to enter into such forward currency contracts when they determine that a fund's best interests may be served.

When the forward currency contract matures, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward currency contract with the same currency trader that obligates the fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency that the fund is obligated to deliver.

DIVERSIFICATION REQUIREMENTS

Each Fund is a "diversified" fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except for REIT Fund, which is "non-diversified." With respect to 75% of its assets, a diversified fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities) while the remaining 25% of its total assets are not subject to such restriction. A non-diversified fund is restricted with respect to 50% of its total assets from investing more than 5% of its total assets in the securities of any one issuer (except U.S. government securities), and with respect to the remaining 50% of its total assets, it is restricted from investing more than 25% of its total assets in the securities of any one issuer. A non-diversified fund may invest a greater percentage of its total assets in securities of individual issuers, or may invest in a smaller number of different issuers, than a diversified fund. Accordingly, a non-diversified fund is more susceptible to risks associated with particular issuers than is a diversified fund.

PORTFOLIO TURNOVER

Each Fund's portfolio turnover rate is set out below. A rate of 100% indicates that the equivalent of each Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                               FISCAL YEAR-ENDED 8\31\03     FISCAL YEAR-ENDED 8\31\04
    BEHAVIORAL GROWTH FUND                           129%*                         161%
    BEHAVIORAL VALUE FUND                            84%**                          63%
    REIT FUND                                         36%                           82%
    SMALL CAP GROWTH FUND                             79%@                          58%


*A significant reason for the increase was that more companies had earnings surprises (due to an improved economy).

**The sub-adviser of the Fund found more under-priced new opportunities that compared favorably relative to existing investments.
@The decrease was due to macro-economic factors. The sub-adviser of the Fund tended to hold on to the Fund's portfolio securities longer.


                             MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Trustees of the Trust may determine, JPMIM, the Funds' Adviser, has responsibility for the management of the Funds' affairs. With the exception of REIT Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of JPMIM and the Trustees of the Trust.

TRUSTEES

The names of the Trustees of the Funds, together with information regarding their year of birth, the date each Trustee first became a board member of the JPMorgan Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                           FUND
        NAME (YEAR OF BIRTH);                                           COMPLEX(1)
      POSITIONS WITH THE FUNDS            PRINCIPAL OCCUPATIONS         OVERSEEN BY          OTHER DIRECTORSHIPS HELD
             (SINCE)                       DURING PAST 5 YEARS            TRUSTEE              OUTSIDE FUND COMPLEX
  INDEPENDENT TRUSTEES
  WILLIAM J. ARMSTRONG (1941);          Retired. Vice-President &            70         None.
  Trustee (2004)                        Treasurer of Ingersoll-Rand
                                        Company (manufacturer of
                                        industrial equipment)
                                        (1972-2000).

  ROLAND R. EPPLEY, JR. (1932);         Retired.                             70         Director of Janel Hydro Inc.
  Trustee (2004)                                                                        (automotive) (1993-present).

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                           FUND
        NAME (YEAR OF BIRTH);                                           COMPLEX(1)
      POSITIONS WITH THE FUNDS            PRINCIPAL OCCUPATIONS         OVERSEEN BY          OTHER DIRECTORSHIPS HELD
             (SINCE)                       DURING PAST 5 YEARS            TRUSTEE              OUTSIDE FUND COMPLEX
  DR. MATTHEW GOLDSTEIN (1941);         Chancellor of the City               70         Trustee of Bronx-Lebanon
  Trustee (2004)                        University of New York                          Hospital Center (1992-present);
                                        (1999-present); President,                      Director of New Plan Excel
                                        Adelphi University (New                         Realty Trust, Inc. (real estate
                                        York) (1998-1999).                              investment trust) (2000-present);
                                                                                        Director of Lincoln Center
                                                                                        Institute for the Arts in
                                                                                        Education (1999-present).

  ROBERT J. HIGGINS (1945);             Retired; Director of                 70         Director of Providian Financial
  Trustee (2004)                        Administration of the State                     Corp. (banking) (2002-present).
                                        of Rhode Island (2003-
                                        2004); President - Consumer
                                        Banking and Investment
                                        Services Fleet Boston
                                        Financial (1971-2002).

  WILLIAM G. MORTON, JR. (1937);        Retired; Chairman Emeritus           70         Director of Radio Shack
  Trustee (2004)                        (2001-2002), and Chairman                       Corporation (electronics)
                                        and Chief Executive                             (1987-present); Director of The
                                        Officer, Boston Stock                           National Football Foundation and
                                        Exchange (1985-2001).                           College Hall of Fame
                                                                                        (1994-present); Trustee of the
                                                                                        Berklee College of Music
                                                                                        (1998-present); Trustee of the
                                                                                        Stratton Mountain School
                                                                                        (2001-present).

  FERGUS REID, III (1932); Trustee      Chairman of Lumelite                 70         Trustee of Morgan Stanley Funds
  and Chairman of the Board of          Corporation (plastics                           (209 portfolios) (1995-present).
  Trustees (2004).                      manufacturing)
                                        (2003-present); Chairman
                                        and CEO of Lumelite
                                        Corporation (1985-2002).

  JAMES J. SCHONBACHLER (1943);         Retired; Managing Director           70         None.
  Trustee (2004)                        of Bankers Trust Company
                                        (financial services)
                                        (1968-1998).

  INTERESTED TRUSTEE

                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                           FUND
        NAME (YEAR OF BIRTH);                                           COMPLEX(1)
      POSITIONS WITH THE FUNDS            PRINCIPAL OCCUPATIONS         OVERSEEN BY          OTHER DIRECTORSHIPS HELD
             (SINCE)                       DURING PAST 5 YEARS            TRUSTEE              OUTSIDE FUND COMPLEX
  LEONARD M. SPALDING, JR.*             Retired; Chief Executive             70         None.
  (1935); Trustee (2004)                Officer of Chase Mutual
                                        Funds (investment company)
                                        (1989-1998); President &
                                        Chief Executive Officer of
                                        Vista Capital Management
                                        (investment management)
                                        (1990-1998); Chief
                                        Investment Executive of
                                        Chase Manhattan Private
                                        Bank (investment
                                        management) (1990-1998).


(1) Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serve includes 14 registered investment companies.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase & Co. ("JPMorgan Chase") (formerly known as J.P. Morgan Chase & Co.) stock.


Each Trustee serves for an indefinite term, subject to the Fund's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Trustees decide upon general policies and are responsible for overseeing each Trust's business affairs.

STANDING COMMITTEES
The Board of Trustees currently has four standing committees: the Audit, Valuation, Investment, and Governance Committees. The Board does not have a Compensation Committee.

The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley and Schonbachler. The purposes of the Audit Committee are: (i) to appoint and determine compensation of the Funds' independent accountants; (ii) to oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iii) to approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (iv) to oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; and (v) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended October 31, 2004.

The members of the Valuation Committee are Messrs. Reid (Chairman), Higgins and Morton. The function of the Valuation Committee is to assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Committee will act in lieu of the full Board. Consequently the Valuation Committee has been consulted by management of the JPMorgan Funds on one occasion during the fiscal year ended October 31, 2004.

The members of the Investment Committee are Messrs. Spalding (Chairman) and Goldstein. The function of the Investment Committee is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The Investment Committee met once during the fiscal year ended October 31, 2004.

The members of the Governance Committee are Messrs. Reid (Chairman), Higgins and Morton, who are each Independent Trustees of the JPMorgan Funds. The responsibilities of the Governance Committee include (i) the selection and nomination of persons for election and appointment as Trustees, (ii) the review of shareholder correspondence to the Board, (iii) the review of nominees recommended to the Board; (iv) review of Trustees compensation; and (v) recommendation of Independent Trustee Counsel and Fund legal counsel. The Governance Committee met once during the fiscal year ended October 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;
(iii) the contribution that the person can make to the Boards and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Boards by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

At special meetings of shareholders, scheduled to be held on January 20, 2005, shareholders of record of the Funds of the Trusts on October 27, 2004, will be asked to elect Trustees.

The following table shows each Trustee's beneficial ownership as of December 31, 2004 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):


                                                                   DOLLAR
                                               DOLLAR RANGE OF       RANGE OF      DOLLAR RANGE OF       AGGREGATE OWNERSHIP OF
                           DOLLAR RANGE OF         EQUITY             EQUITY           EQUITY           ALL REGISTERED INVESTMENT
                          EQUITY SECURITIES   SECURITIES IN THE   SECURITIES IN     SECURITIES IN        COMPANIES OVERSEEN BY
NAME OF                    IN THE BEHAVIOR     BEHAVIOR VALUE       THE REIT          SMALL CAP           TRUSTEE IN FAMILY OF
TRUSTEE                      GROWTH FUND            FUND               FUND          GROWTH FUND         INVESTMENT COMPANIES(1)
INDEPENDENT
TRUSTEES
William J. Armstrong            None                None              None              None                  Over $100,000
Roland R. Eppley, Jr.           None                None              None              None                  Over $100,000
Dr. Matthew Goldstein           None                None              None              None                       None
Robert J. Higgins               None                None              None              None                       None
William G. Morton, Jr.          None                None              None              None                       None
Fergus Reid, III                None                None              None              None                  Over $100,000
James J. Schonbachler           None                None              None              None                 $50,001-$100,000
INTERESTED
TRUSTEE

Leonard M. Spalding, Jr.        None                None              None              None                  Over $100,000

(1) Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 14 registered investment companies.

The following table sets forth information covering the total compensation paid (or deferred in lieu of current payment) by the Trust for the calendar year ended December 31, 2003 to the persons who served as Trustees of the Trust:

                                                                                                                TOTAL
                                                                                                            COMPENSATION
NAME OF THE              BEHAVIORAL          BEHAVIORAL VALUE                         SMALL CAP            FROM TRUST AND
TRUSTEES                 GROWTH FUND              FUND               REIT FUND       GROWTH FUND           FUND COMPLEX (3)
-----------              -----------         ----------------        ---------       -----------           ----------------
Mark P. Hurley              $      0                   $    0          $     0           $     0                   $      0
Roger B. Keating(1)                0                        0                0                 0                          0
Matthew J. Kiley               2,446                      865            4,116             2,495                     10,133
Robert P. Schmermund           2,291                      815            3,885             2,333                      9,521

(1) Roger B. Keating deferred receipt of $10,000 of such compensation pursuant to the fee deferral arrangements described above.
(3) Includes compensation received for service as Trustees of UM Investment Trust, a closed-end investment company that is in the same Fund Complex as the Trust.

In February 2004, the following were given a final amount for total compensation deferred pursuant to the fee deferral agreements described above by Roger B. Keating, Matthew J. Kiley and Robert P. Schmermund is $54,750, $7,897 and $7,897, respectively.

As of December 31, 2003, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

The Trust pays no compensation to any of its officers or to the Trustees of the Trust listed above who are officers or employees of JPMIM. Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. Messrs. Armstrong and Spalding are paid additional $40,000 for their services as committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex.

OFFICERS
The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.


     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
     ---------------------                                        ---------------------

George C.W. Gatch (1962),         Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds.
President (2001)                  An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi
                                  Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),           Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)      Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                  President and Treasurer, One Group Administrative Services, Inc., and Vice President
                                  and Treasurer, One Group Dealer Services, Inc.

Patricia A. Maleski (1960),       Vice President, JPMIM; Previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief          Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in 2001,
Administrative Officer  (2004)    Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                  service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Wayne H. Chan (1965),             Vice President and Assistant General Counsel, JPMIM, since September 2002; prior to
Secretary (2004)                  joining J.P. Morgan Chase & Co., Mr. Chan was an associate at the law firm of
                                  Shearman & Sterling from May 2001 through September 2002; Swidler Berlin Shereff
                                  Friedman LLP from June 1999 through May 2001 and Whitman Breed Abbott & Morgan LLP from September 1997 through May 1999.

Stephanie J. Dorsey (1969),       Director of Mutual Fund Administration, One Group Administrative Services, since
Treasurer (2004)                  January 2004; Ms. Dorsey worked for Bank One Corporation (now known as JPMorgan
                                  Chase & Co.) from January 2003 to January 2004; prior to joining Bank One
                                  Corporation, she was a Senior Manager specializing in Financial Services audits at
                                  PricewaterhouseCoopers LLP from September 1992 through December 2002.

Elizabeth A. Davin (1964),        From September 2004 to present, Senior Counsel, JPMorgan Chase & Co.; prior to that
Assistant Secretary (2004)        Ms. Davin was Assistant General Counsel and then Associate General Counsel and Vice
                                  President, Gartmore Global Investments, Inc. from July 1999 to August 2004.

Stephen M. Benham (1959),         Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Assistant Secretary (2004)        (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                  Attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Jessica K. Ditullio (1962),       From 1990 to present, various attorney positions for Bank One Corporation (now
Assistant Secretary (2004)        known as JPMorgan Chase & Co.).

Nancy E. Fields (1949),           From October 1999 to present, Director, Mutual Fund Administration, One Group
Assistant Secretary (2004)        Administrative Services, Inc. and Senior Project Manager, Mutual Funds, One Group
                                  Dealer Services, Inc. From July 1999 to October 1999, Project Manager, One Group,
                                  Banc One Investment Advisors Corporation.

Avery P. Maher (1945),            Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary (2004)        President and Assistant Secretary of John Hancock Advisers, LLC from 1992 through
                                  2004.

Alaina Metz (1967), Assistant     Vice President, BISYS Fund Service Inc., since 1995.
Secretary (2001)*

     NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                         PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                           DURING PAST 5 YEARS
     ---------------------                                        ---------------------
Martin R. Dean (1963),            Vice President of Regulatory Services of BISYS Fund Services, Inc., since 1994.
Assistant Treasurer (2001)*

Arthur A. Jensen (1966),          Vice President of Financial Services of BISYS Fund Services, Inc., since June 2001;
Assistant Treasurer (2001)*       from 1999 to 2001 Section Manager at Northern Trust Company, from 1997 to 1999
                                  Accounting Supervisor at Allstate Insurance Company.

Christopher D. Walsh (1965),      Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)        mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                  Administration at Prudential Investments.

Paul M. DeRusso (1954),           Vice President, JPMIM; Manager of the Budgeting and Expense Group of the Funds
Assistant Treasurer (2001)        Administration Group.

Mary D. Squires (1955),           Vice President, JPMIM; Ms. Squires has held numerous financial and operations
Assistant Treasurer (2001)        positions supporting the J.P. Morgan Chase organization complex.

Stephen M. Ungerman (1953),       Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles.
Chief Compliance Officer          Prior to joining J.P. Morgan Chase & Co., in 2000, he held a number of senior
(2004)                            positions in Prudential Financial's asset and management business, including
                                  Associate General Counsel, Tax Director and Co-head of Fund Administration
                                  Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential.


   As of November 30, 2004, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.

The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                                 CODES OF ETHICS

The Funds, the JPMIM, the sub-advisers and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent access persons from engaging in any unlawful conduct set forth in Rule 17j-1.

Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS") will become the Funds' distributor. See "Distributor" below for more information. OGDS has adopted a Code of Ethics that requires that all employees of OGDS must:
(i) place the interest of the accounts which are managed by affiliates of OGDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the Code of Ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of OGDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable mutual fund's prospectus or Statement of Additional Information or effecting or facilitating a mutual fund transaction to engage in market timing. OGDS's Code of Ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such Code of Ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

The policies and procedures used by JPMIM, with respect to the REIT Fund, and each Fund's sub-adviser to determine how to vote proxies relating to the portfolio securities of such Fund are summarized below.

FULLER & THALER. For those accounts where Fuller & Thaler is responsible for voting proxies, such as the Behavioral Growth Fund and the Behavioral Value Fund, Fuller & Thaler executes the procedures set forth below relating to the collection, reporting and voting of proxies.

Fuller & Thaler has contracted Institutional Shareholder Services ("ISS") to collect proxy information from custodians and to vote proxies according to Fuller & Thaler's instructions. ISS also provides proxy recommendations and corporate governance ratings to Fuller & Thaler. While Fuller & Thaler may consider such research in determining how to vote on a proxy issue, Fuller & Thaler votes each proxy on its own merits. Thus, Fuller & Thaler's proxy voting may or may not be in-line with the recommendations of ISS. Each portfolio manager at Fuller & Thaler is responsible for voting the proxies for securities held in the portfolio manager's strategy. Proxy statements received from ISS are provided to the respective portfolio manager for voting. The portfolio manager's vote is communicated to ISS electronically. Using the information provided by Fuller & Thaler, ISS votes the proxies for each individual account.

In the event of a conflict of interest between either the Behavioral Growth Fund or the Behavioral Value Fund and Fuller & Thaler, with respect to how a proxy should be voted for a portfolio security held by such Fund, Fuller & Thaler will vote the proxy in what it believes to be in the best interest of such Fund.

MAZAMA. Mazama takes an active role in voting proxies on behalf of all accounts for which Mazama has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy. A negative vote may be registered on proxies containing overly restrictive anti-takeover provisions. Mazama generally votes in favor of the following routine issues: (a) election of directors, (b) appointment of auditors, (c) elimination of preemptive rights,
(d) increasing authorized shares issued, (e) limitations on directors' and officers' liability, (f) amendments to articles of incorporation or bylaws to coincide with changes in local or federal laws and regulations, (g) changes to the date, time, location of annual meetings and (h) stock prints. However, Mazama strongly favors having only independent board members in all sub committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of subcommittees.

Mazama votes the following non-routine issues as indicated: (i) Mazama favors allowing shareholders to vote on the granting of "golden parachutes;" (ii) Mazama favors allowing shareholders to vote on preferred stock issues, which typically contain special performance promises to specific shareholders; (iii) Mazama is in favor of confidential voting; (iv) Mazama is in favor of eliminating classified boards; (v) Mazama is generally opposed to the erection of barriers to future merger/take-over proposals (e.g. "poison pills") where such devices can be seen as self-protective of management rather than to benefit shareholders' interests; (vi) Mazama believes in allowing shareholders cumulative voting rights, which enhances their ability to select directors who perform well over others; (vii) Mazama is in favor of reasonable and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees when dilution is considered not significant and share price is at fair market value, and Mazama will vote against incentive plans with "change in control" provisions that protect or benefit management or board members over the interests of shareholders; (viii) Mazama is generally opposed to social issue proposals which would not generate an economic benefit for the company and may even create a cost, and for similar reasons, Mazama opposes proposals that call for constrictions on a company's business for social purposes; (ix) Mazama is in favor of savings, investment, stock purchase and ESOP plans for corporate employees; (x) Mazama generally favors proposals to reincorporate under the laws of a different state since a company usually finds an economic advantage in the result; (xi) the consolidation of several companies or subsidiaries, including reincorporations from different state jurisdictions, into one company or a holding company is generally done to simplify historical structures that have out-lived their usefulness and to reduce cost -- savings, elimination of duplication and more efficient operations to be realized are usually in the shareholders' interests, and therefore, such proposals will generally be approved by Mazama; (xii) Mazama favors director ownership of stock, whether through purchase of stock or the granting of options, and where options are not granted by a company to its directors, Mazama generally favors purchase of shares by directors; (xiii) Mazama generally does not favor proposals to prohibit re-election of outside directors after a fixed number years of service or upon retirement from their primary employment; (xiv) Mazama thinks it is important that shareholders formally consider and vote on incentive and savings plans, which represent disbursement of shareholders' assets; (xv) Mazama generally opposes proposals to prohibit business dealings with communist countries; (xvi) Mazama generally opposes requiring management to disclose corporate political contributions; and (xvii) Mazama is generally in favor of eliminating or not granting retirement benefits to non-employee directors, but in some circumstances, limitations on benefits, such as a year-of-service limitation, will make such benefits acceptable.

Mazama seeks to identify and resolve all material proxy-related conflicts of interest between the firm and its clients in the best interests of its clients. In the event a material conflict of interest is identified, Mazama will cast votes consistent with the Proxy Policies listed above. If the matter is not clearly addressed in Mazama's Proxy Policy, Mazama will rely in Institutional Shareholder Services to provide guidance in the matter.

JPMIM. To ensure that the proxies of portfolio companies are voted in the best interests of the REIT Fund, the Fund Board has adopted JPMIM's detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value.

JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by JPMIM. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and JPMIM, the Fund's principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan on a case-by-case basis, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries proxy statements are not mailed at all and in some locations the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

                          PORTFOLIO HOLDINGS DISCLOSURE


As described in the Prospectuses and pursuant to a Fund's portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to the JPMorgan Funds Service Center (1-800-348-4782), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

A Fund's publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of a Fund and (ii) clients of the Adviser or its affiliates that invest in a Fund or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive a Fund's portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

ALL FUNDS
   Vickers Stock Research Corp.       Quarterly     30 days after month end
   Standard & Poor's                  Monthly       30 days after month end
   MorningStar Inc.                   Monthly       30 days after month end
   Lipper, Inc.                       Monthly       30 days after month end
   Thomson Financial                  Monthly       30 days after month end
   Bloomberg LP                       Monthly       30 days after month end
   Investment Company Institute       Monthly       30 days after month end
   Casey Quirk & Acito                Monthly       30 days after month end

UM SMALL CAP GROWTH
   Mercer Investment Consulting       Monthly       30 days after month end

In addition, certain service providers to a Fund, or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive a Fund's portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds (released quarterly 10 days after trade date), transfer agents, and entities providing CDSC financing (released weekly 1 day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Disclosure of a Fund's portfolio securities as an exception to a Fund's normal business practice requires the business unit proposing such an exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between a Fund's shareholders on the one hand and the Fund's investment adviser, principal underwriter or any affiliated person of the Fund or such entities on the other by creating a structured review and approval process which seeks to ensure that disclosure of information about a Fund's portfolio securities is in the best interests of a Fund's shareholders. There can be no assurance, however, that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Fund's website at www.undiscoveredmanagers.com and on the SEC website at www.sec.gov.

The Funds also include information concerning the Funds' top ten holdings in marketing materials that are posted on www.undiscoveredmanagers.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.


                       INVESTMENT ADVISER AND SUB-ADVISERS

As described in the Prospectus, JPMIM is the investment adviser of each Fund and as such, has responsibility for the management of each Fund's affairs, under the supervision of the Trust's Board of Trustees. With the exception of REIT Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser, under the general oversight of JPMIM and the Board of Trustees. JPMIM, a wholly owned subsidiary of JP Morgan Chase, is a registered investment adviser under the 1940 Act. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, New York 10036.

Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank serves as trustee.

Under separate agreements, JPMorgan Chase Bank, a subsidiary of JPMorgan Chase, also provides certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Funds and shareholder services for the Trusts. Effective February 19, 2005, One Group Administrative Services, Inc., an affiliate of JPMorgan Chase Bank, will become the administrator to the Funds in place of JPMorgan Chase Bank. Similarly, effective that same day, One Group Dealer Services, Inc., also an affiliate of JPMorgan Chase Bank, will replace JPMorgan Chase Bank as the shareholder servicing agent for the Funds. See "Administrator and Sub-Administrator," "Shareholder Servicing" and "Custodian" sections.

JPMorgan Chase is a bank holding company organized under the laws of the State of Delaware.

The investment advisory services JPMIM provides to the Funds are not exclusive under the terms of the advisory agreements. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

The Funds are overseen by employees of JPMIM who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of its affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which may execute transactions on behalf of the Funds.

Under each Fund's advisory agreement with JPMIM, JPMIM is entitled to fees, payable at least quarterly, of a certain percentage of the average daily net asset value of such Fund. Such fees are paid by each class of shares of the relevant Fund based upon the average daily net assets of such class. For a description of such fees, see "The Funds -- The Funds' Management" in the Institutional Class Prospectus and in the combined Class A and Class C Prospectus and "The Fund - The Fund's Management" in the Investor Class Prospectus.

Prior to January 31, 2004 and pursuant to the advisory agreements with the Funds and the Undiscovered Managers, LLC ("UM"), UM served as investment adviser to the Funds.

The table below sets forth the investment advisory fees that the Funds paid to or accrued by JPMIM or UM (waived amounts are in parentheses) with respect to each fiscal year-ended indicated:

                                 FISCAL YEAR ENDED              FISCAL YEAR ENDED AUGUST         FISCAL YEAR ENDED AUGUST
                                  AUGUST 31, 2002                        31, 2003                         31, 2004
                             -----------------------------    ------------------------------   -----------------------------
                             PAID/ACCRUED       WAIVED         PAID/ACCRUED       WAIVED         PAID/ACCRUED      WAIVED
Behavioral Growth Fund       $     895,331   $     175,851    $      716,391   $     130,215   $     1,216,036   $   (15,020)
Behavioral Value Fund        $     363,076   $      84,628    $      301,512   $     100,732           537,412      (126,353)
REIT Fund                    $   1,071,562   $      99,670    $    1,495,386   $     120,035         1,914,943      (504,072)
Small Cap Growth Fund        $     421,030   $     149,106    $      654,432   $     168,244         1,522,857      (151,732)

As described in the Prospectus, JPMorgan Chase Bank has contractually agreed to certain arrangements to limit each Fund's expenses. See "Trust Expenses" below.

With the exception of REIT Fund, which is directly managed by JPMIM, each Fund's investment portfolio is managed on a day-to-day basis by that Fund's sub-adviser pursuant to a sub-advisory agreement. Each of the sub-advisers is regarded for purposes of the 1940 Act as being controlled by the following persons, each of whom is a principal of the firm and owns more than 25% of the voting securities of the firm: Russell J. Fuller (Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler")); and Ronald A. Sauer (Mazama Capital Management, Inc. ("Mazama")).

Under each sub-advisory agreement relating to the Funds between JPMIM and such Fund's sub-adviser, the sub-adviser is entitled to fees, payable at least quarterly by JPMIM out of the fees JPMIM receives, of a certain percentage of the average daily net asset value of such Fund. For Behavioral Value Fund, JPMIM will pay the sub-adviser compensation at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. For Behavioral Growth Fund, JPMIM will pay the sub-adviser compensation at the annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million. For Small Cap Growth Fund, JPMIM will pay the sub-adviser compensation at the annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, 0.55% of the next $100 million of such assets and 0.50% of such assets in excess of $300 million. For a description of such fees, see "The Funds -- The Funds' Management" in the Institutional Class Prospectus and in the combined Class A and Class C Prospectus and "The Fund - The Fund's Management" in the Investor Class Prospectus.

The table below sets forth the sub-advisory fees that JPMIM or UM paid to sub-advisors (waived amounts are in parentheses) with respect to the fiscal year-ended indicated:

                                                  FISCAL YEAR ENDED       FISCAL YEAR ENDED      FISCAL YEAR ENDED
          FUND                 SUB-ADVISER         AUGUST 31, 2002         AUGUST 31, 2003        AUGUST 31, 2004
          ----                 -----------        -----------------       -----------------      -----------------
Behavioral Growth Fund    Fuller & Thaler               $   565,472          $   452,457.19           $    766,017
                          Asset Management, Inc
Behavioral Value Fund     Fuller & Thaler               $   242,051          $   201,008.07           $    356,940
                          Asset Management, Inc
REIT Fund                 Bay Isle Financial            $   714,375          $   996,924.16           $    552,226
                          LLC(1)/JPMIM
Small Cap Growth Fund     Mazama Capital                $   265,914          $   413,325.41           $    959,282
                          Management, Inc

(1) Prior to January 1, 2004, Bay Isle Financial LLC ("Bay Isle") served as REIT Fund's subadviser, with Undiscovered Managers, LLC serving as the investment adviser. Undiscovered Managers, LLC paid Bay Isle a sub-advisory fee at the annual rate of 0.70% of the first $200 million of REIT Fund's average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. From January 1, 2004 until January 30, 2004, JPMIM replaced Bay Isle as REIT Fund's subadviser, with Undiscovered Managers, LLC continuing to serve as the investment adviser. During such period, JPMIM was paid a fee at the annual rate of 0.70% of the first $200 million of REIT Fund's average daily net assets, 0.65% of the next $100 million of such assets and 0.60% of such assets in excess of $300 million. Effective January 31, 2004, JPMIM became REIT Fund's investment adviser, and the subadvisory agreement was terminated.

Each Fund's current advisory agreement with JPMIM and related sub-advisory agreement, if applicable, was approved by the applicable Fund's shareholders on January 13, 2004 and provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust, JPMIM or, in the case of the related sub-advisory agreement, the relevant sub-adviser, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a Fund's advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to a sub-advisory agreement relating to a Fund must be approved by vote of a majority of the outstanding voting securities of such Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval, unless such approvals are no longer required by law.

Each Fund's advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding securities of the relevant Fund, upon sixty days' written notice, and by JPMIM upon ninety days' written notice, and shall automatically terminate in the event of its assignment. Each

Fund's advisory agreement provides that JPMIM owns all rights to and control of the name "Undiscovered Managers," and the Small Cap Growth Fund's advisory agreement also provides that JPMIM owns all rights to and control of the name "UM." Each Fund's advisory agreement will automatically terminate if the Trust or the relevant Fund shall at any time be required by JPMIM to eliminate all reference to the words "Undiscovered Managers" or the letters "UM," as applicable, in the name of the Trust or the relevant Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or JPMIM, cast in person at a meeting called for the purpose of voting on such approval.

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

On November 17, 2003, the Board of Trustees of the Trust approved, with respect to each of the Behavioral Growth Fund, the Behavioral Value Fund, the REIT Fund and the Small Cap Growth Fund, an investment management agreement pursuant to which JPMIM serves as investment manager to each such Fund (each a "Management Agreement" and collectively, the "Management Agreements"). The Management Agreements were approved by the Board of the Trustees in connection with the acquisition by JPMIM of certain assets of Undiscovered Managers, LLC, the previous investment adviser to the Trust (the "Transaction"). The Trustees also approved sub-advisory agreements between JPMIM and the sub-adviser of each of the Behavioral Growth Fund, the Behavioral Value Fund and the Small Cap Growth Fund (the "Sub-Advisory Agreements").

In determining to approve the Management Agreement relating to each Fund, and the Sub-Advisory Agreement relating to each of Behavioral Growth Fund, Behavioral Value Fund and Small Cap Growth Fund, the Trustees considered a wide range of information, including the type of information they regularly consider when determining whether to continue a Fund's management agreement and sub-advisory agreement as in effect from year to year. The Trustees considered information about, among other things, (i) JPMIM's reputation, financial resources, personnel (including senior management) and investment management experience, including (x) the fact that JPMIM is a subsidiary of J.P. Morgan Chase & Co., a global financial services corporation and (y) the fact that JPMIM and its affiliates advise over seventy separate investment portfolios within the JPMorgan Funds Complex; (ii) each sub-adviser and the scope and quality of the portfolio management and related services that such sub-adviser has been providing to the applicable Fund(s), including the fact that no change in the scope or quality of such services was expected to take place as a result of the Transaction; (iii) the terms of the then-current and proposed management agreements relating to the Funds, including the fact that no change to the fee rates thereunder was being proposed; (iv) the terms of the then-current and proposed sub-advisory agreements relating to the applicable Funds, including the fact that no change to the fee rates thereunder was being proposed; (v) the expected scope and quality of the services that JPMIM would provide to the REIT Fund under the applicable Management Agreement, including the fact that JPMIM would be responsible for the management of the REIT Fund's investment portfolio;
(vi) the terms of the Transaction, including JPMIM's representation that, if each Management Agreement was approved and JPMIM was appointed to serve as investment manager to each of the Funds, it would, for at least two years following the consummation of the Transaction, limit the operating expenses of each such Fund in such a manner and amount that is at least as favorable to each such Fund as is the case under the then-current expense deferral agreements with Undiscovered Managers, LLC, the previous investment manager, and the fact that, with respect to the REIT Fund, such limitation on operating expenses was expected to be more favorable than the then-current expense deferral agreement;
(vii) the investment performance of each of the Funds and of similar funds managed by other advisers and sub-advisers (including funds managed by JPMIM);
(viii) the advisory fee rates payable to JPMIM by the Funds and to the sub-advisers by JPMIM and the fee rates payable by similar funds managed by other advisers; (ix) the total expense ratios of the Funds and of similar funds managed by other advisers; and (x) the fact that JPMIM and/or each sub-adviser may receive brokerage and research services from brokerage firms selected by JPMIM or such sub-adviser to execute portfolio transactions for the Fund(s) that JPMIM or such sub-adviser manages, and may cause such Fund(s) to pay such brokerage firms higher brokerage commissions in recognition of the provision of such services.

The Trustees also considered the fact that JPMIM has agreed to use its reasonable best efforts to ensure compliance with the requirements of Section 15(f) in respect of the Transaction. More specifically, JPMIM has agreed to conduct its business so as to enable, insofar as within the control of JPMIM,
(i) for a period of three years after the date on which the Transaction is consummated (the "Closing Date"), at least 75% of the members of the Trust's Board of Trustees not to be (A) "interested persons" (as that term is defined in the 1940 Act) of JPMIM, or (B) "interested persons" (as that term is defined in the Investment Company Act) of Undiscovered Managers, LLC, and (ii) for a period of two years after the Closing Date, there not to be imposed an "unfair burden" (as that term is defined in the 1940 Act) on any of the Funds as a result of the Transaction, or any express or implied terms, conditions or understandings applicable thereto. JPMIM and the other parties to the Transaction have agreed that, if JPMIM obtains an order from the Securities and Exchange Commission exempting it from the provisions of Section 15(f), while still maintaining the "safe harbor" provided by Section 15(f), then the agreement set forth above shall be deemed to be modified to the extent necessary to permit JPMIM to act in a manner consistent with such exemptive order.

With respect to the REIT Fund, the Trustees also considered materials relating to JPMIM's investment process and met with a member of the portfolio management team that is currently expected to manage the REIT Fund.

The Trustees also considered the effects on the Funds of becoming affiliated persons of JPMIM. Following consummation of the Transaction, the 1940 Act will limit or impose conditions on the ability of the Funds to engage in certain transactions with JPMIM and its affiliates. For example, absent exemptive relief from the Securities and Exchange Commission, the Funds will be prohibited from purchasing securities from broker-dealer affiliates of JPMIM in transactions in which such broker-dealer affiliates act as principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which a broker-dealer affiliate of JPMIM acts as broker or underwriter.

After meeting with personnel of JPMIM and carefully considering the information summarized above with the advice of independent legal counsel, the Trustees, including the Trustees who are not "interested persons" (as defined in the 1940
Act) of the Trust, unanimously voted to approve the Management Agreements and Sub-Advisory Agreements relating to the Behavioral Growth Fund, the Behavioral Value Fund, and the Small Cap Growth Fund, to approve the Management Agreement relating to the REIT Fund, and to recommend that each such Fund's shareholders vote to approve each such agreement. At a meeting of the shareholders of the Trust held on January 14, 2004, shareholders of each Fund approved each such agreement relating to their Fund.

Each sub-advisory agreement relating to a Fund may be terminated without penalty by JPMIM upon sixty days' written notice, and by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund upon sixty days' written notice, and each terminates automatically in the event of its assignment and upon termination of the related advisory agreement. Certain of the sub-advisory agreements relating to the Funds may be terminated by the relevant sub-adviser in certain circumstances.

Each Fund's advisory agreement and related sub-advisory agreement provides that JPMIM or the applicable sub-adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Trust and JPMIM expect to apply for an exemptive order from the Securities and Exchange Commission to permit JPMIM, subject to the approval of the Trust's Board of Trustees and certain other conditions, to enter into sub-advisory agreements with sub-advisers other than the current sub-adviser of any Fund and amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. See "The Funds -- The Funds' Management - Other Arrangements" in the Institutional Class Prospectus and in the combined Class A and Class C Prospectus and "The Fund -- The Fund's Management - Other Arrangements" in the Investor Class Prospectus.

                                    EXPENSES

The Trust pays the compensation of its Trustees who are not officers or employees of JPMIM; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; 12b-1 fees; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and Trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Trust's series; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses. 12b-1 fees with respect to a Fund, if any, are allocated only to that Fund's Investor Class Shares, Class A Shares or Class C Shares. Certain other expenses relating to a particular class (such as class specific shareholders services fees) may be allocated solely to that class.

As described in the Prospectus, JPMorgan Chase Bank has contractually agreed that it will reimburse each Fund to the extent total annual operating expenses of the Institutional Class, Investor Class, Class A and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the current deferred compensation plan) exceed the following annual percentage rates of their respective average daily net assets:

     FUND                  INSTITUTIONAL CLASS  INVESTOR CLASS  CLASS A  CLASS B  CLASS C
     ----                  -------------------  --------------  -------  -------  -------
Behavioral Growth Fund           1.30%              1.65%        1.65%    2.15%    2.15%
Behavioral Value Fund            1.40%               N/A*        1.60%    2.10%    2.10%
REIT Fund                        1.00%               N/A*        1.40%    1.90%    1.90%
Small Cap Growth Fund            1.20%               N/A*        1.60%     N/A     2.10%

----------
* The Fund does not currently offer such class.

These agreements have terms ending on January 30, 2006 for Investor and Institutional Classes, June 4, 2005 for Class A, Class B and Class C, with the exception of Class A of the Behavioral Growth Fund, which agreement has a term ending on June 4, 2006, and are renewable year to year thereafter. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

                       ADMINISTRATOR AND SUB-ADMINISTRATOR

Pursuant to the Administration Agreement, effective January 31, 2004, between the Trust, on behalf of the Funds, and JPMorgan Chase Bank (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank in its capacity as administrator does not have any responsibility or authority for the investment management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of the Funds' shares.

JPMorgan Chase Bank was formed on November 10, 2001, from the merger of Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank.

Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund, only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust, or by vote of a majority of such Fund's outstanding voting securities. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, or by JPMorgan Chase Bank on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of duties under the agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust under the Administration Agreement.

In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank pays a portion of the fees it receives to BISYS Fund Services, L.P for its services as each Fund's sub-administrator.

On August 19, 2004, the Boards of Trustees of the Trust approved an administration agreement (the "New Administration Agreement") with One Group Administrative Services, Inc. ("OGA"). OGA is an affiliate of JPMorgan Chase Bank, the current Administrator, and an indirect wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Columbus, Ohio 43240. Pursuant to the New Administration Agreement, effective February 19, 2005, OGA will be the administrator of the Funds. The new name of the Administrator will be "JPMorgan Funds Management, Inc." effective
February 19, 2005.

Pursuant to the New Administration Agreement, OGA will assist in supervising all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian agreement, the fund accounting agreement and the transfer agency agreement for that Fund). Under the New Administration Agreement, OGA has agreed to maintain the necessary office space for the Funds, to price the portfolio securities of each Fund it serves and compute the net asset value and net income of the Funds on a daily basis, to maintain each Fund's financial accounts and records, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns, and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian agreement, fund accounting agreement and the transfer agency agreement. Under the New Administration Agreement, OGA may, at its expense, subcontract with any entity or person concerning the provision of services under the New Administration Agreement.

Unless sooner terminated, the New Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the New Administration Agreement will continue automatically for successive one-year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the New Administration Agreement or interested persons of any such party. The New Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by OGA. The termination of the New Administration Agreement with respect to one Fund will not result in the termination of the New Administration Agreement with respect to any other Fund.

The New Administration Agreement provides that the OGA shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the New Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

In consideration of the services to be provided by OGA pursuant to the New Administration Agreement, OGA will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets of the equity and fixed income funds in the JPMorgan Funds Complex in excess of $25 billion. For purposes of this paragraph, the "JPMorgan Funds Complex" includes the series of One Group Mutual Funds.

Prior to January 31, 2004 and pursuant to the administration services agreement with the Trust, on behalf of the Funds and UM, UM served as the administrator to the Funds.

For the fiscal year ends indicated below, JPMorgan Chase Bank or UM was paid or accrued the administration servicing fees or administration fees, and waived the amounts in parentheses by the following Funds:

                           FISCAL YEAR ENDED       FISCAL YEAR ENDED AUGUST  FISCAL YEAR ENDED AUGUST
                            AUGUST 31, 2002                31, 2003                  31, 2004
                        -----------------------    ------------------------  ------------------------
                        PAID/ACCRUED    WAIVED     PAID/ACCRUED    WAIVED    PAID/ACCRUED    WAIVED
Behavioral Growth Fund  $    235,613          -    $    188,524           -  $    276,051  $  (72,026)
Behavioral Value Fund   $     86,447          -    $     71,788           -       107,034     (21,673)
REIT Fund               $    255,134          -    $    356,044           -       401,601     (33,129)
Small Cap Growth Fund   $    110,797          -    $    172,219           -       341,791     (24,076)

These amounts were subject to reduction and reimbursement under certain expense deferral arrangements.

Prior to January 31, 2004, PFPC Inc. provided certain of the foregoing administrative services as sub-administrator to the Funds, at the expense of UM.

                                   DISTRIBUTOR

As of January 31, 2004, the Distributor serves as the Funds' exclusive distributor and holds itself available to receive purchase orders for shares of each of the Fund's on a continuous basis. In that capacity, the Distributor has been granted the right, as agent of the Funds, to solicit and accept orders for the purchase of each of the Funds shares in accordance with the terms of the Distribution Agreement between the Trust, on behalf of the Funds, and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the

Trust, on behalf of the Funds, the Distributor receives no compensation in its capacity as the Funds' distributor. The Distributor is a wholly owned indirect subsidiary of The BISYS Group, Inc.

The Distribution Agreement shall continue in effect with respect to a Fund for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of a Fund's outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Fund's outstanding shares as defined in the 1940 Act in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of the Distributor are located at 522 Fifth Avenue, New York, NY 10036.

Effective February 19, 2005, One Group Dealer Services, Inc. ("OGDS"), 1111 Polaris Parkway, Columbus, Ohio, will begin serving as distributor to the Funds pursuant to a Distribution Agreement approved by the Boards of Trustees of the Trust on August 19, 2004. OGDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase.

Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Boards of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of a Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of a Fund or by the OGDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. OGDS is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc.

Prior to January 30, 2004, PFPC Distributors, Inc. ("PFPC Distributors"), 760 Moore Road, King of Prussia, Pennsylvania 19406, served as the distributor of the Trust.

                          SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Service and Distribution Plan") on behalf of the Investor Class Shares of the Behavior Growth Fund. The Service and Distribution Plan permits the Funds to pay to the then current principal underwriter of the Trust or to one or more other persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust by one or more officers of the Trust or by the then current principal underwriter of the Trust, fees for services rendered and expenses borne in connection with the provision of certain services. The Service and Distribution Plan provides that such fees may be paid as compensation for any or all of the following: (i) engaging in activities or bearing expenses primarily intended to result in the sale of Investor Class Shares of the Funds, (ii) providing services relating to the Investor Class Shares of the Funds (which would be in addition to any general services provided to a Fund as a whole) and (iii) providing additional personal services to the Funds' Investor Class shareholders and/or for the maintenance of Investor Class shareholder accounts. On an annual basis, the aggregate amount of fees under the Service and Distribution Plan with respect to each Fund will not exceed 0.35% of the Fund's average daily net assets attributable to its Investor Class Shares. The Service and

Distribution Plan is of the type known as a "compensation" plan. This means that, although the Trustees of the Trust are expected to take into account the expenses of the then current principal underwriter of the Trust in their periodic review of the Service and Distribution Plan, the fees are payable to compensate such underwriter for services rendered even if the amount paid exceeds such underwriter's expenses.

The Service and Distribution Plan may be terminated at any time as to any Fund by vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, or by a vote of a majority of the outstanding Investor Class voting securities of that Fund (as defined in the 1940 Act). Any change in the Service and Distribution Plan that would materially increase the cost to the Investor Class Shares of a Fund to which the Service and Distribution Plan relates requires approval by the Investor Class shareholders of that Fund. The Trustees of the Trust review at least quarterly a written report of such costs and the purposes for which such costs have been incurred. All material amendments to the Service and Distribution Plan require a vote of the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose. For so long as the Service and Distribution Plan is in effect, the selection and nomination of those Trustees of the Trust who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

The Service and Distribution Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Service and Distribution Plan or any agreements related to it and (ii) by the vote of a majority of the entire Board of Trustees of the Trust, in each case cast in person at a meeting called for the purpose of voting on the continuance of the Service and Distribution Plan.

The Trustees of the Trust believe that the Service and Distribution Plan will provide benefits to Behavioral Growth Fund. The Trustees of the Trust believe that the Service and Distribution Plan is likely to result in greater sales and/or fewer redemptions of the Funds' Investor Class Shares, and thus higher asset levels in Investor Class Shares of Behavioral Growth Fund, although it is impossible to know for certain the level of sales and redemptions of the Funds' Investor Class Shares that would occur in the absence of the Service and Distribution Plan or under alternative distribution arrangements. The Trustees of the Trust believe that higher asset levels could benefit the Funds by reducing the expense ratios of the Behavioral Growth Fund and/or by affording greater investment flexibility.

The table below sets forth the fees that the Investor Class Shares of Behavior Growth Fund paid to or that were accrued by the Distributor or PFPC Distributors (waived amounts are in parentheses) with respect to each fiscal year-end indicated:

                          FISCAL YEAR ENDED AUGUST 31,    FISCAL YEAR ENDED AUGUST 31,
                                     2003                            2004
                          ----------------------------    ----------------------------
                          PAID/ACCRUED       WAIVED       PAID/ACCRUED      WAIVED
Behavioral Growth Fund    $     24,998                    $     42,520               -

                                 RULE 12B-1 PLAN

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates set forth below. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Fund that may result from the adoption of the distribution plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

Class A Shares pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the applicable Fund of up to 4.00% and 1.00% of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of Class A Shares or 0.75% annualized of the average daily net asset value of Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fee paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. However, the shares are not liable for any distributions expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B or Class C Shares, investors should consider that compensation payment could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C Shares.

Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").

The Distribution Plan requires that the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

The Distribution Plan, which was approved by the Boards of Trustees of the Trust on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by the Trust with respect to the classes of Shares specified above.

The table below sets forth the 12b-1 fees that the Funds paid to or that were accrued by the Distributor (waived amounts are in parentheses) with respect to the fiscal periods indicated:

                                      JUNE 7, 2004* THROUGH
                                         AUGUST 31, 2004
                                      ---------------------
                                      PAID/ACCRUED   WAIVED
BEHAVIORAL GROWTH FUND
      Class A Shares                  $          6   $    -
      Class B Shares                            17        -
      Class C Shares                            20        -
BEHAVIORAL VALUE FUND
      Class A Shares                            31        -
      Class B Shares                            43        -
      Class C Shares                            92        -
REIT FUND
      Class A Shares                            15        -
      Class B Shares                            19        -
      Class C Shares                            19        -
SMALL CAP GROWTH FUND
      Class A Shares                             5        -

*The Class A, Class B and Class C Shares of the Funds commenced operations.

The table below sets forth the expenses paid by the Distributor related to the distribution of Class A, Class B and Class C Shares under the Distribution Plan for June 7, 2004 (commencement of operations) through August 31, 2004:

                                                                               SMALL
                                         BEHAVIORAL                             CAP
                                           GROWTH      BEHAVIORAL     REIT     GROWTH
                                            FUND       VALUE FUND     FUND      FUND
                                         --------------------------------------------
Advertising and Sales Literature         $         -^  $        -   $      -^  $    -
Printing, production and                          11           12         12        -

mailing of
prospectus and shareholder reports
to other than current shareholders
Compensation to dealers                      17,902           637      1,867        -^
Compensation to sales personnel                   -             -          -        -
B Shares financing charges                    1,497           662      2,059         ^
Equipment, supplies and other
indirect distribution-related
expenses                                      2,697         1,283      3,472         ^

                                    CUSTODIAN

Pursuant to the Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated January 31, 2004, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of JPMIM.

For fund accounting services, each Fund pays to JPMorgan Chase Bank the higher of a) such Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. funds of 0.01% of the first $10 billion, 0.0075% on the next $10 billion, 0.005% on the next $10 billion and 0.0025% for such assets over $30 billion, or b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. fund is $25,000.

In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.


                                 TRANSFER AGENT

DST Systems, Inc. ("DST" or "Transfer Agent"), 210 West 10th Street, Kansas City, MO 64105 serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for creating income, capital gains and other changes in share ownership to shareholder accounts.

On August 19, 2004, the Boards of Trustees of the Trusts approved the retention of Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171 ("BFDS"), to serve as transfer agent and dividend disbursing agent for each Fund. The transition from DST to BFDS is expected to be complete on or about in February 2005. The services to be provided by BFDS will be substantially similar to the services currently provided by DST as Transfer Agent and Dividend Disbursing Agent.

                              SHAREHOLDER SERVICING

The Trust on behalf of the Funds, has entered into a shareholder servicing agreement (the "Shareholder Servicing Agreement"), with JPMorgan Chase Bank. Under the agreement, JPMorgan Chase Bank is responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Funds; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a shareholder servicing agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law.

Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee at the annual rates of 0.25% for the Class A Shares, Class B Shares and Class C Shares, and 0.10% for Institutional Class Shares (expressed as a percentage of the average daily net asset values of Fund shares). JPMorgan Chase Bank may enter into services contracts with certain entities under which it will pay all or a portion of its annual fee under the Shareholder Servicing Agreement to such entities for performing shareholder and administrative services. JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

                                            JUNE 7, 2004* THROUGH AUGUST
                                                      31, 2004
                                          --------------------------------
                                           PAID/ACCRUED         WAIVED
         Behavioral Growth Fund
               Class A Shares             $            6     $          (6)
               Class B Shares                          6                (6)
               Class C Shares                          7                (7)
               Institutional Shares               40,080           (20,504)
         Behavioral Value Fund
               Class A Shares                         31               (31)
               Class B Shares                         15               (15)
               Class C Shares                         31               (31)
               Institutional Shares               19,939                 -
         REIT Fund
               Class A Shares                         15               (15)
               Class B Shares                          6                (6)
               Class C Shares                          6                (6)
               Institutional Shares               54,327                 -
         Small Cap Growth Fund
               Class A Shares                          5                (5)
               Institutional Shares               58,958                 -


*The Class A, Class B and Class C Shares of the Funds commenced operations.

Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although it is not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as the shareholder servicing agent.

For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

JPMorgan Chase Bank may enter into service agreements to pay all or a portion of the shareholder service fee it receives from the Funds to other shareholder servicing agents and certain selected dealers for providing shareholder and administrative services to their customers. In addition to this fee and the payments made by the distributor pursuant to the Funds' 12b-1 Plans, any of JPMorgan Chase Bank, its affiliates and the distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to such shareholder servicing agents and selected dealers. These additional payments could be for one or more of shareholder servicing, administrative services and sales and marketing support. Such compensation does not represent an additional expense to the Funds or their shareholders because it will be paid by any of JPMorgan Chase Bank, its affiliates or the Distributor.

JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

On August 19, 2004, the Boards of Trustees of the Trust, including a majority of the trustees who are not "interested persons" of the Trusts (as defined in the 1940 Act), approved a Shareholder Servicing Agreement between the Trusts and OGDS (the "New Shareholder Servicing Agreement"). The New Shareholder Servicing Agreement will be effective February 19, 2005 with respect to the Institutional, Class A, Class B and Class C Shares of each Fund. Under the New Shareholder Servicing Agreement, effective February 19, 2005, the Fund will pay OGDS a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Fund attributable to the Class A, Class B and Class C Shares of each Fund and 0.25% of the average daily net assets of the Fund attributable to the Institutional Shares of each Fund. The fee is paid to OGDS for a variety of specific shareholder servicing functions. OGDS may enter into shareholder servicing contracts with affiliated and unaffiliated broker-dealers and intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Institutional, Class A, Class B or Class C Shares of a Fund under which OGDS will pay all or a portion of the annual fee to such broker-dealers or intermediaries for performing such services.

The New Shareholder Servicing Agreement will become effective February 19, 2005 and, unless sooner terminated, will continue until October 31, 2006. Thereafter, if not terminated, the New Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Boards of Trustees of the Trust who are not parties to the New Shareholder Servicing Agreement or interested persons of any such party. The New Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Boards of Trustees of the Trust or by OGDS. The New Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

                                 OTHER EXPENSES

In addition to the fees payable to JPMIM, the Administrator and the Distributor under various agreements discussed under "Investment Adviser and Sub-Advisers," "Distributor," "Administrator and Sub-Administrator", Shareholder Servicing Agents, "Service and Distribution Plan" and "Rule 12b-1 Plan" above, each Fund is responsible for paying the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

JPMorgan Chase Bank, JPMIM, OGA and OGDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                             PORTFOLIO TRANSACTIONS

Transactions on stock exchanges and other agency transactions for the account of the Funds involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission, markup or markdown. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In addition to selecting portfolio investments for the Fund(s) it manages, JPMIM, with respect to the REIT Fund, and each sub-adviser selects brokers or dealers to execute securities purchases and sales for the Fund's account. JPMIM (with respect to the REIT Fund) and the sub-advisers are each referred to as an "investment adviser" for the purposes of this section. Each investment adviser selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each investment adviser uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and evaluates the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

An investment adviser's receipt of research services from brokers may sometimes be a factor in its selection of a broker that it believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is in many cases not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the investment adviser's expenses. Such services may be used by an investment adviser in managing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, purchases of shares of a Fund by customers of broker-dealers may be considered as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

An investment adviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser an amount of commission for effecting a securities transaction for that Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. The investment adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the investment adviser's overall responsibilities to the Fund and its other clients. The investment adviser's authority to cause a Fund to pay greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by an investment adviser under the advisory agreement. The advisory fees that the Funds pay to an investment adviser will not be reduced as a consequence of the investment adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to an investment adviser in serving one or more of its other clients, and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the investment adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of an investment adviser, an investment adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of each investment adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

The Funds paid the aggregate amount of commissions set forth below:

                           FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                            AUGUST 31, 2002    AUGUST 31, 2003    AUGUST 31, 2004
                           -----------------  -----------------  -----------------
Behavioral Growth Fund            $  319,063         $  307,604         $  354,389
Behavioral Value Fund                134,945            188,845            112,303
REIT Fund                            219,856            262,946
Small Cap Growth Fund                489,768            251,703             29,967

For each Fund that paid an aggregate dollar amount of commissions during the fiscal year ended August 31, 2003 that was materially different from the aggregate dollar amount of commissions paid by the Fund during the fiscal year ended August 31, 2002, the principal reason for such difference was a change in the asset levels of the Fund.

The sub-advisers to each of the following Funds directed brokerage transactions in such aggregate amounts and for such aggregate commissions as are set forth below, for the purpose of obtaining research services:

                                                  FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                     ENDED         ENDED         ENDED
                                                    8/31/02       8/31/03       8/31/04
                                                  -----------   -----------   -----------
BEHAVORIAL GROWTH FUND
Total Brokerage Commissions                       $   319,063   $   307,604   $   612,409
Brokerage Commissions to
Affiliated Broker Dealers                                           218,721             -
BEHAVIORAL VALUE FUND
Total Brokerage Commissions                           134,945       188,845       188,173
Brokerage Commissions to
Affiliated Broker Dealers                                            97,318             -
REIT FUND*
Total Brokerage Commissions                           219,856       262,946       586,823
Brokerage Commissions to
Affiliated Broker Dealers                                           162,148             -
SMALL CAP GROWTH FUND
Total Brokerage Commissions                           489,768       251,703       367,317
Brokerage Commissions to
Affiliated Broker Dealers                                            28,751        95,330

*Prior to January 1, 2004, Bay Isle Financial LLC ("Bay Isle") served as the REIT Fund's sub-adviser.

During the fiscal year ended August 31, 2003, the Behavioral Value Fund purchased securities of Southwest Securities, a firm that is regularly used for the Fund's trading. As of August 31, 2003, the Fund no longer held securities of Southwest Securities. During the fiscal year ended August 31, 2003, the Small Cap Growth Fund purchased securities of Friedman Billings Ramsey, a firm that is regularly used for the Fund's trading. As of August 31, 2003, the Fund no longer held securities of Friedman Billings Ramsey.

                              DESCRIPTION OF SHARES

The Declaration of Trust currently permits the Trustees to issue an unlimited number of full and fractional shares of each investment portfolio of the Trust (a "series"). The Trust currently has four series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. Shares are freely transferable, are not convertible and may be redeemed in accordance with the terms and provisions in the Prospectuses. The Declaration of Trust permits the Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The Declaration of Trust also permits the Trustees, without shareholder approval, to divide the shares of any series into multiple classes of shares with such preferences and other rights as the Trustees may designate. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust. Shareholders' investments in such an additional portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust or any Fund upon written notice to the shareholders.

The assets received by any class of the Funds for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class. The underlying assets of any class of the Funds are segregated and are charged with the expenses with respect to that class and with a share of the general expenses of the corresponding Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of such Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all classes of the Funds.

VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or class unless the rights of a particular series or class would be adversely affected by the vote, in which case a separate vote of that series or class shall be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a series or class shall be deemed to be affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of such series or class. On matters affecting an individual series or class, only shareholders of that series or class are entitled to vote. Consistent with the current position of the Securities and Exchange Commission, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and sub-advisory agreements relating to that series.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by 10 shareholders of record, who have been such for at least six months preceding the date of such request and who hold shares in the aggregate having a net asset value of at least one percent (1%) of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change or eliminate the par value of any shares (currently all shares have no par value).

OWNERSHIP OF THE SHARES OF THE FUNDS

INSTITUTIONAL CLASS SHARES

As of November 30, 2004, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Institutional Class Shares of the following Funds:


             FUND                            NAME AND ADDRESS             % OWNERSHIP
             ----                            ----------------             -----------
   BEHAVIORAL GROWTH FUND         NFSC FBO # F2J-000019                         56.40
                                  FIIOC AGENT FBO
                                  QUALIFIED EMPLOYEE
                                  PLANS 401K FINOPS-IC FUNDS
                                  100 MAGELLAN WAY # KW1C
                                  COVINGTON KY  41015-1987

                                  CHARLES SCHWAB & CO INC                       24.86
                                  SPECIAL CUST A/C
                                  FBO EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA  94104-4122

   BEHAVIORAL VALUE FUND          CHARLES SCHWAB & CO INC                       39.40
                                  SPECIAL CUST A/C
                                  FBO EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA  94104-4122

                                  NATIONAL INVESTOR SERVICES FBO                14.03
                                  097-50000-19
                                  55 WATER STREET,32ND FLOOR
                                  NEW YORK NY  10041-3299

             FUND                            NAME AND ADDRESS             % OWNERSHIP
             ----                            ----------------             -----------
   REIT FUND                      CHARLES SCHWAB & CO INC                       60.60
                                  SPECIAL CUST A/C
                                  FBO EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA  94104-4122

                                  NATIONAL INVESTOR SERVICES FBO                18.05
                                  097-50000-19
                                  55 WATER STREET,32ND FLOOR
                                  NEW YORK NY  10041-3299

   SMALL CAP GROWTH FUND          WELLS FARGO BANK NA FBO                       15.15
                                  SAFECO 401K
                                  13462825
                                  PO BOX 1533
                                  MINNEAPOLIS MN  55480-1533

                                  JPMORGAN CHASE BANK AS TRUSTEE FBO            12.88
                                  SUN MICROSYSTEMS INC TAX DEFERRED
                                  RETIREMENT SAVINGS PLAN
                                  JPMORGAN RPS MGMT TEAM
                                  9300 WARD PKWY
                                  KANSAS CITY MO  64114-3317

                                  NFSC FBO # F2J-000019                         10.72
                                  FIIOC AGENT FBO
                                  QUALIFIED EMPLOYEE
                                  PLANS 401K FINOPS-IC FUNDS
                                  100 MAGELLAN WAY # KW1C
                                  COVINGTON KY  41015-1987

                                  CHARLES SCHWAB & CO INC                        5.12
                                  SPECIAL CUST A/C
                                  FBO EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA  94104-4122

INVESTOR CLASS SHARES

As of November 30, 2004, to the Trust's knowledge, the following persons or entities owned of record and/or beneficially 5% or more of the outstanding Investor Class Shares of the following Fund:


             FUND                            NAME AND ADDRESS             % OWNERSHIP
             ----                            ----------------             -----------
   BEHAVIORAL GROWTH FUND         NFSC FBO # F2J-000019                         87.24
                                  FIIOC AGENT FBO
                                  QUALIFIED EMPLOYEE
                                  PLANS 401K FINOPS-IC FUNDS
                                  100 MAGELLAN WAY # KW1C
                                  COVINGTON KY  41015-1987

CLASS A, CLASS B AND CLASS C SHARES

As of November 30, 2004, to the Trust's knowledge, there were no persons or entities who owned of record and/or beneficially 5% or more of the outstanding Class A, Class B and Class C Shares of the Fund.

     The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                               MASSACHUSETTS TRUST

The Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. Copies of the Declaration of Trust for the Trust are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By Laws of the Trust are designed to make each Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

The Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the

Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Effective January 31, 2004, the independent registered public accounting firm of the Trust and the Funds are PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If an investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. The JPMorgan Funds Service Center may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been accepted by the JPMorgan Funds Service Center. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the Account Application. The Telephone Exchange Privilege is not available if an investor was issued certificates for shares that remain outstanding.

An investor may buy shares in a Fund: (i) through a Financial Intermediary; or
(ii) through the Distributor by calling the JPMorgan Funds Service Center. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan sponsors administrators and others, including affiliates of JPMorgan Chase. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

The Funds may, at their own option, accept securities in payment for shares. The securities, delivered in such a transaction are valued in the same manner as they would be valued for purposes computing a Fund's NAV as described in the section entitled "Net Asset Value".

Purchases by means of in-kind contributions of securities will only by accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would by required to be registered.

Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for regular business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of a Fund by the percentage representing that investor's share of the aggregate beneficial interests in a Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

EXCHANGE PRIVILEGE

Shareholders may exchange their shares in a Fund for shares of the same class in any other Fund or a JPMorgan Fund that offers such shares. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. The Funds may discontinue this exchange privilege at any time.

Shares of a Fund may only be exchanged into another fund if the account registrations are identical. All Exchanges are subject to meeting any investment minimum or eligibility requirement. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES
The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any contingent deferred sales charge ("CDSC") the investor pays.

The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

Class B Shares of all Funds automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value's per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

For the fiscal year ended August 31, 2004, the Funds paid the following in commissions to brokers and dealers who provided research services.

                                     TOTAL SOFT      PERCENTAGE OF TOTAL
        FUND                         COMMISSIONS         COMMISSIONS
------------------------------------------------------------------------
Behavioral Growth Fund              $  354,389.00                  61.30%
Behavioral Value Fund                  112,303.00                  60.50%
Small Cap Growth Fund                   29,967.00                   2.66%

A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

The Funds reserve the right to change any of these policies at any time.

Investors may incur a fee if they effect transactions through a Financial Intermediary.

CHANGES TO CUMULATIVE QUANTITY DISCOUNT AND STATEMENTS OF INTENTION.
Effective February 19, 2005, cumulative quantity discounts (as defined in the Prospectuses) and statements of intention (as defined in the Prospectuses) will be referred to as the "Right of Accumulation" and "Letters of Intent," respectively, and will have the terms and conditions set forth below.

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charges you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

  RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund (except Class A Shares of a money market fund) held in:

     1. Your account(s);
     2. Account(s) of your spouse or domestic partner;
     3. Account(s) of children under the age of 21 who share your residential address;
     4. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
     5. Solely controlled business accounts; and
     6. Single-participant retirement plans of any of the individuals in items
        (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary that you have a Letter of Intent each time you make an investment.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

                             FINANCIAL PROFESSIONALS

The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to a Fund or JPMorgan Chase Bank.

Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the NAV for the applicable class of the Fund next calculated after they are so accepted.

                           DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

Each of the Funds computes its net asset value once each day that the New York Stock Exchange ("NYSE") is open for business at the time stated in the Prospectus. The following are NYSE holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Funds' business days.

The net asset value of a class of a Fund is equal to the value of all attributable to that assets class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

The value of investments listed on a U.S. or Canadian securities exchange is based on the last sale price on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Options on stock indices traded on national securities exchanges are valued at their last sales price as of the close of options trading on such exchanges which is currently 4:10 p.m., New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value.

Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed.

While the REIT Fund does not currently invest in foreign securities, in the event that it does invest in foreign securities it will implement fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the Adviser determines that use of another fair valuation methodology is appropriate. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.

Fixed income securities with a maturity of 60 days or more are generally valued using bid quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. Fixed income securities shall by valued based upon bid prices received from independent pricing services approved by the Funds' Board of Trustees. If such prices are not supplied by a Fund's independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by a Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently 4:15 p.m., New York time. Options and future traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of the Funds' net asset value. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third-party broker.

Securities or other assets for which market quotations are not readily available (including certain illiquid securities) or market quotations that do not represent a security's value at the time of pricing are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.

                          DISTRIBUTIONS AND TAX MATTERS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Each Fund generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. The Funds intend to utilize provisions of the Federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains.

As of August 31, 2004, the only Behavioral Growth Fund had capital loss carryforwards which are available to offset future capital gains, if any, as follows:


                               AMOUNT      EXPIRATION DATE
                            ------------------------------
Behavioral Growth Fund      $     4,559    August 31, 2009
                                 66,451    August 31, 2010
                            -----------
                                 71,010
                            ===========

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of a Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of a Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS

Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, each Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by each Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by each Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in each Fund should be aware that distributions from each Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

A shareholder will recognize gain or loss on the sale or redemption of shares in each Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING

Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

STATE AND LOCAL TAX MATTERS

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                             PERFORMANCE INFORMATION

From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this Statement of Additional Information. See also the Prospectuses.

A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in NAV per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A Shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C Shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.

     Average annual total returns are calculated according to the following formulas:

       Average annual total returns (before taxes):
            P (1 + T) SUB(n) = ERV

       Average annual total returns (after taxes on distributions):
            P (1 + T) SUB(n) = ATVD

       Average annual total returns (after taxes on distributions and sale of Fund shares)
            P (1 + T)(TO THE POWER OF n) = ATVDR

       Where:   P           =  a hypothetical initial payment of $1,000.

                T           =  average annual total return (before taxes, after
                               taxes on distributions, or after taxes on distributions and sale of Fund shares, as applicable).

                n           =  number of years

                ERV         =  ending redeemable value of a hypothetical $1,000
                               payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

                ATV SUB(D)  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

                ATV SUB(DR) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

       AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 8/31/04* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)

                                                                                          SINCE
                                                                                        INCEPTION    DATE OF FUND
                                                       1 YEAR     5 YEARS    10 YEARS       **       INCEPTION **
-----------------------------------------------------------------------------------------------------------------
BEHAVIORAL GROWTH FUND
Class A Shares - before taxes                            -11.97%     -4.39%                    2.39%   12/31/1997
Class A Shares - after taxes on distributions            -11.97%     -4.82%                    2.02%
Class A Shares - after taxes on distributions
and sale of fund shares.                                  -7.78%     -3.92%                    1.83%
Class B Shares - before taxes                            -11.40%     -3.65%                    3.37%
Class B Shares - after taxes on distributions            -11.40%     -4.08%                    3.00%
Class B Shares - after taxes on distributions
and sale of fund shares.                                  -7.41%     -3.31%                    2.68%
Class C Shares - before taxes                             -7.67%     -3.28%                    3.37%
Class C Shares - after taxes on distributions             -7.67%     -3.71%                    3.00%
Class C Shares - after taxes on distributions
and sale of fund shares.                                  -4.98%     -3.00%                    2.68%
Institutional Shares - before taxes                       -6.36%     -2.98%                    5.95%
Institutional Shares - after taxes on distributions       -6.36%     -3.40%                    5.60%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                  -4.13%     -2.75%                    4.96%
Investor Shares - before taxes                            -6.62%     -3.25%                    3.39%
Investor Shares - after taxes on distributions            -6.62%     -3.68%                    3.02%
Investor Shares - after taxes on distributions
and sale of fund shares.                                  -4.30%     -2.98%                    2.69%
BEHAVIORAL VALUE FUND
Class A Shares - before taxes                             10.59%     13.82%                   15.89%   12/28/1998
Class A Shares - after taxes on distributions             10.15%     12.95%                   15.10%
Class A Shares - after taxes on distributions
and sale of fund shares.                                   7.41%     11.64%                   13.63%
Class B Shares - before taxes                             12.24%     14.93%                   17.00%
Class B Shares - after taxes on distributions             11.78%     14.04%                   16.20%
Class B Shares - after taxes on distributions
and sale of fund shares.                                   8.52%     12.63%                   14.64%
Class C Shares - before taxes                             16.24%     15.16%                   17.09%
Class C Shares - after taxes on distributions             15.78%     14.27%                   16.29%
Class C Shares - after taxes on distributions
and sale of fund shares.                                  11.12%     12.84%                   14.72%
Institutional Shares - before taxes                       17.38%     15.19%                   17.11%
Institutional Shares - after taxes on distributions       16.91%     14.30%                   16.31%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                  11.85%     12.86%                   14.74%
REIT FUND
Class A Shares - before taxes                             25.46%     17.26%                   11.24%   01/01/1998
Class A Shares - after taxes on distributions             24.21%     15.46%                    9.80%
Class A Shares - after taxes on distributions
and sale of fund shares.                                  16.44%     13.91%                    8.84%
Class B Shares - before taxes                             27.90%     18.41%                   12.21%
Class B Shares - after taxes on distributions             26.58%     16.58%                   10.75%
Class B Shares - after taxes on distributions
and sale of fund shares.                                  18.02%     14.94%                    9.71%
Class C Shares - before taxes                             31.90%     18.61%                   12.21%
Class C Shares - after taxes on distributions             30.58%     16.80%                   10.75%

Class C Shares - after taxes on distributions
and sale of fund shares.                                  20.62%     15.13%                    9.71%
Institutional Shares - before taxes                       33.22%     18.67%                   12.25%
Institutional Shares - after taxes on distributions       31.76%     16.83%                   10.78%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                  21.47%     15.17%                    9.73%
SMALL CAP GROWTH FUND
Class A Shares - before taxes                            -11.89%                              -9.97%   10/02/2000
Class A Shares - after taxes on distributions            -12.13%                             -10.06%
Class A Shares - after taxes on distributions
and sale of fund shares.                                  -7.59%                              -8.29%
Institutional Shares - before taxes                       -6.42%                              -8.57%
Institutional Shares - after taxes on distributions       -6.68%                              -8.67%
Institutional Shares - after taxes on distributions
and sale of fund shares.                                  -4.03%                              -7.16%

* Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invest (or during the relevant period invested) in the same portfolio of securities.
** If Fund has less than 10 years.

The tax equivalent yields assume a federal income tax rate of 35.0% for the Funds.

From commencement of operations of each Fund until January 30, 2004, each Fund's investment adviser was Undiscovered Managers, LLC. Effective January 31, 2004, JPMIM became each Fund's investment adviser. Fuller & Thaler continues to serve as the Behavioral Growth Fund's and the Behavioral Value Fund's sub-adviser. Mazama continues to serve as the Small Cap Growth Fund's sub-advisor. Effective January 1, 2004, JPMIM became the REIT Fund's sub-adviser, with Undiscovered Managers, LLC continuing to serve as the REIT Fund's investment adviser, and the sub-advisory agreement with Bay Isle was terminated. Effective January 31, 2004, JPMIM became the REIT Fund's investment adviser and the subadvisory agreement between Undiscovered Managers, LLC and JPMIM was terminated.

The calculations below reflect the taxable amount and tax character of each distribution by a Fund as specified by the Fund on each dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact a distribution would have on an individual taxpayer on the reinvestment date. For example, it is assumed that no taxes are due on the portion of any distribution that would not result in federal income tax on an individual. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. Calculations reflect taxes due using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The required tax rates may vary over the measurement period. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum tax.

The calculations below include all recurring fees charged to all shareholder accounts. For any fees that vary with the size of the account, an account size equal to the Fund's mean (or median) account size is assumed. It is assumed that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Any recurring fees charged to shareholder accounts that are paid other than by redemption of the Fund's shares are reflected as appropriate.

The ending redeemable value is determined by assuming a complete redemption at the end of the relevant periods and the deduction at the end of such periods of all non-recurring charges that would be imposed by the relevant Fund.

Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified above). The basis of shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions, as well as the amount and character of capital gain or loss upon redemption, are tracked separately. In determining the basis for a reinvested distribution, the distribution net of taxes assumed paid from the distribution is included, but is not net of any sales loads imposed upon reinvestment. The tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that apply to an individual taxpayer as permitted by applicable federal tax law. The tax character of a distribution is determined by the length of the measurement period in the case of the $1,000 initial investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date an in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law is used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as to determine the tax character of any resulting gains or losses. For the purposes of these calculations, it is assumed that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Quotations of after-tax total return may also be shown for other periods and without the deduction of front-end or contingent deferred sales charges. Aggregate after-tax total return for periods of more than one year may also be shown and is calculated in a similar manner, except that the results are not annualized. A Fund may also, with respect to certain periods of less than one year, provide total after-tax return information for that period that is unannualized. Any such information would be accompanied by standardized total after-tax return information. Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect.

                             PERFORMANCE COMPARISONS

TOTAL RETURN

Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each Fund may from time to time also include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

LIPPER ANALYTICAL SERVICES, INC. ("Lipper") distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. The rankings do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

MICROPAL, INC. ("Micropal") distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Micropal rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year and 10-year performance. Micropal classifies mutual funds by investment objective and asset category.

MORNINGSTAR, INC. ("Morningstar") distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

CDA/WIESENBERGER'S MANAGEMENT RESULTS ("Wiesenberger") publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Wiesenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Wiesenberger rankings do not reflect deduction of sales charges or fees.

As is discussed in greater detail below, performance information may also be used to compare the performance of the Funds to certain widely acknowledged standards or indices for stock market performance, such as those listed below.

CONSUMER PRICE INDEX. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

DOW JONES INDUSTRIAL AVERAGE. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the NYSE.

MORGAN STANLEY REIT INDEX. The Morgan Stanley REIT Index is a market capitalization weighted total return index of 110 REITs which exceed certain minimum liquidity criteria concerning market capitalization, shares outstanding, trading volume and per share market price.

NAREIT EQUITY INDEX. The NAREIT Equity Index consists of all tax-qualified equity REITs listed on the NYSE, American Stock Exchange and NASDAQ National Market System.

RUSSELL 1000 INDEX. The Russell 1000 Index is comprised of the 1000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 2000 INDEX. The Russell 2000 Index is comprised of the 2000 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization.

RUSSELL 2000 VALUE INDEX. The Russell 2000 Value Index is comprised of those companies within the 2000 smallest of the 3000 largest U.S.-domiciled companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 GROWTH INDEX. The Russell 2500 Growth Index is comprised of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies with higher price-to-book ratios and higher forecasted growth values.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the NYSE. The S&P 500 is the most common index for the overall U.S. stock market.

Performance information about the Funds will be provided in the Funds' annual reports to shareholders, which will be available upon request and without charge. In addition, from time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, the performance of the Funds may be compared in some or all of these publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Such publications may also publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' romotional literature. References to articles regarding personnel of the sub-advisers who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

                              FINANCIAL STATEMENTS

     The following financial statements and the report thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' August 31, 2004 annual reports filing made with the SEC on November 10, 2004 (Accession No. 0001047469-04-033798) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Funds Services at (800) 348-4782.

                                   APPENDIX A

                 PUBLICATIONS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates
Adam Smith's Money World
America On Line
Anchorage Daily News
Atlanta Journal-Constitution
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
Bloomberg Wealth Manager
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CDA Investment Technologies
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Business Journal
Dallas Morning News
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World
Fitch Insights
Forbes
Fort Lauderdale Sun Sentinel
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(The) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Business Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Lear's
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money Magazine
Money Maker
Money Management Letter

Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio

National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World
Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle
San Francisco Examiner
San Jose Mercury News
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time
Tobias, Andrew (syndicated column)
Toledo Blade
UPI
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                   APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE

Undiscovered Managers Funds' advertising and promotional material may include, but is not limited to, discussions of the following information:

- Undiscovered Managers Funds' participation in wrap fee and no transaction fee programs

- Characteristics of the various sub-advisers, including the locations of offices, investment practices and clients

- Specific and general investment philosophies, strategies, processes and techniques

- Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services

-    Industry conferences at which the various sub-advisers participate

- Current capitalization, levels of profitability and other financial information

- Identification of portfolio managers, researchers, economists, principals and other staff members and employees

- The specific credentials of the above individuals, including but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors

- Specific identification of, and general reference to, current individual, corporate and institutional clients, including pension and profit sharing plans

-    Current and historical statistics relating to:
     -    total dollar amount of assets managed
     -    Undiscovered Managers Funds' assets managed in total and by series
     -    the growth of assets
     -    asset types managed

References may be included in Undiscovered Managers Funds' advertising and promotional literature about 401(k) and retirement plans that offer the Undiscovered Managers Funds' series. The information may include, but is not limited to:

- Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers or plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms with whom Undiscovered Managers Funds may or may not have a relationship.

- Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the Undiscovered Managers Funds' series as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations and publications.

                                       B-1